UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NewLink Genetics Corporation
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NEWLINK GENETICS CORPORATION
2503 South Loop Drive
Ames, IA 50010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 9, 2013
Dear Stockholder:
You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of NEWLINK GENETICS CORPORATION, a Delaware corporation (the “Company”). The Annual Meeting will be held on Thursday, May 9, 2013 at 4:00 p.m. local time at the offices of NewLink Genetics Corporation, 2503 South Loop Drive, Suite 5100, Ames, IA 50010 for the following purposes:

1.	To elect the nominees for director, Joseph Saluri and Paul Edick, nominated by the Company's Board of Directors, to serve until the 2016 Annual Meeting of Stockholders.

2.	To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock available for issuance to 75,000,000.

3.	To approve an amendment to the 2010 Non-Employee Directors' Stock Award Plan (“NEDSAP”) increasing the share reserve.

4.	To approve an amendment to the 2010 Employee Stock Purchase Plan (“ESPP”) increasing the share reserve.

5.	To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in this proxy statement.

6.	To ratify the selection by the Audit Committee of the Board of Directors of KPMG, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013.

7.	To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement.
The record date for the Annual Meeting is March 15, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Pursuant to the Internet proxy rules promulgated by the Securities and Exchange Commission, NewLink Genetics Corporation has elected to provide access to its proxy materials for certain stockholders over the Internet. Stockholders of record at the close of business on March 15, 2013 will receive a Notice of Internet Availability of Proxy Materials and may vote at the Annual Meeting and any adjournment or postponement thereof. NewLink Genetics Corporation expects to mail the Notice of Internet Availability of Proxy Materials on or about March 27, 2013.

By Order of the Board of Directors
/s/ Gordon H. Link, Jr.

Gordon H. Link, Jr.
Chief Financial Officer and Secretary

Ames, Iowa
[          ], 2013

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

NEWLINK GENETICS CORPORATION

NEWLINK GENETICS CORPORATION
2503 South Loop Drive
Ames, Iowa 50010

PROXY STATEMENT
FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS
May 9, 2013

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the "Board") of NewLink Genetics Corporation (the “Company”) is soliciting your proxy to vote at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy are contained in the Notice.
We intend to mail the Notice on or about March 27, 2013 to all stockholders of record entitled to vote at the Annual Meeting.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after April 6, 2013.
How do I attend the Annual Meeting?
The Annual Meeting will be held on Thursday, May 9, 2013 at 4:00 p.m. local time at the offices of NewLink Genetics Corporation, 2503 South Loop Drive, Suite 5100, Ames, IA 50010. Directions to the meeting are posted on the internet at http://linkp.com/contact/index.html. Information on how to vote in person at the Annual Meeting is discussed below.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on March 15, 2013 will be entitled to vote at the Annual Meeting. On this record date, there were [______________] shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on March 15, 2013 your shares were registered directly in your name with NewLink Genetics Corporation's transfer agent, Computershare Shareowner Services LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on March 15, 2013 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are six matters scheduled for a vote:

•	Election of two directors;

•	Approval of an increase in the number of authorized shares of common stock to 75,000,000;

•	Approval of an increase in the 2010 Non-Employee Directors' Stock Award Plan share reserve;

•	Approval of an increase in the 2010 Employee Stock Purchase Plan share reserve;

•	Advisory approval of the compensation of the Company's named executive officers, as disclosed in this proxy statement in accordance with SEC rules; and

•	Ratification of the selection by the Audit Committee of the Board of Directors of KPMG, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 1:00 a.m., Central Time, on May 9, 2013 to be counted.

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To vote through the internet, go to http://www.envisionreports.com/NLNK to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 1:00 a.m., Central Time, on May 9, 2013 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from NewLink Genetics Corporation. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of March 15, 2013.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation (including any advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1, 2, 3, 4 or 5 without your instructions, but may vote your shares on Proposal 6.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees for director, “For” the amendment to the Charter to increase the authorized common stock, “For” the share reserve increase in the 2010 Non-Employee Director Stock Award Plan, “For” the share reserve increase in the 2010 Employee Stock Purchase Plan, “For” the advisory approval of executive compensation, and "For" ratification of the selection by the Audit Committee of the Board of Directors of KPMG, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to NewLink Genetic Corporation's Secretary at 2503 South Loop Drive, Suite 5100, Ames, IA 50010.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals and director nominations due for next year's annual meeting?
To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by November 27, 2013, to NewLink Genetic Corporation's Secretary, 2503 South Loop Drive, Ames, Iowa 50010. If you wish to submit a director nomination or a proposal at the meeting that is not to be included in next year's proxy materials, you must do so by no later than the close of business on February 8, 2014, nor earlier than the close of business on January 9, 2014. Nominations for director for inclusion in next year's proxy materials must comply with the requirements of Section 5(b)(i) in the Company's Bylaws and must be submitted to Company Secretary, NewLink Genetics Corporation, 2503 South Loop Drive, Ames, IA 50010.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions and broker non-votes will be counted towards the vote total for Proposal No. 2, and will have the same effect as “Against” votes. Abstentions will be counted towards the vote total for Proposal Nos. 3 and 4, and will have the same effect as “Against” votes, but broker non-votes will have no effect on whether these proposals are approved. Abstentions and broker non-votes will not be counted towards the vote total and will have no effect for Proposal Nos.1, 5 and 6.

What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How many votes are needed to approve each proposal?

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For Proposal No. 1, the election of directors, the two nominees who receive the most “For” votes from the votes cast in person or by proxy at the Annual Meeting will be elected. Only votes “For” or “Withheld” will affect the outcome.

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To be approved, Proposal No. 2, the amendment to the Company's Charter to increase the authorized shares of common stock, must receive “For” votes from the holders of a majority of shares of common stock outstanding. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote.

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To be approved, Proposal No. 3, the increase to the Non-Employee Director Stock Award Plan share reserve, must receive “For” votes from a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect and will not be counted towards the vote total.

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To be approved, Proposal No. 4, the increase to the Employee Stock Purchase Plan shares reserve, must receive “For” votes from a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect and will not be counted towards the vote total.

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To be approved, Proposal No. 5, the advisory vote on compensation of the Company's named executive officers, must receive “For” votes from a majority of the votes cast in person or by proxy at the Annual Meeting, although such vote will not be binding on us. If you “Abstain” from voting, it will have no effect and will not be counted towards the vote total. Broker non-votes will have no effect and will not be counted towards the vote total.

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To be approved, Proposal No. 6, ratification of the selection of KPMG, LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2013, must receive “For” votes from a majority of the votes cast in person or by proxy at the Annual Meeting. If you “Abstain” from voting, it will have no effect and will not be counted towards the vote total. Broker non-votes will have no effect and will not be counted towards the vote total.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were [__________] shares outstanding and entitled to vote. Thus, the holders of [__________] shares must be present in person or represented by proxy at the meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1
ELECTION OF DIRECTORS
NewLink Genetic Corporation's Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director's successor is duly elected and qualified.
The Board presently has six members. There are two directors in the class whose term of office expires in 2013, and both have been nominated for re-election. Each nominee listed below is currently a director of the Company and was previously elected by the stockholders. If elected at the Annual Meeting, each nominee would serve until the 2016 Annual Meeting of Stockholders and his successor has been duly elected and qualified, or, if sooner, until the director's death, resignation or removal. It is the Company's policy to encourage directors and nominees for director to attend the Annual Meeting. Of the five directors continuing their service as members of the Board after the 2012 Annual Meeting of Stockholders, five attended the meeting.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by NewLink Genetics Corporation. Each person nominated for election has agreed to serve if elected. The Company's management has no reason to believe that any nominee will be unable to serve.
Below is a brief biography of each nominee and each director whose term will continue after the Annual Meeting, including the ages of each nominee and director as of March 27, 2013.
Director Nominees
NOMINEE FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2016 ANNUAL MEETING

Name of Nominee	Age	Position Held with Company	Committees	Director Since

Joseph Saluri	46	Director	Compensation Committee Nominating & Governance Comm.	2010
Paul Edick	57	Director	Audit Committee Nominating & Governance Comm.	2011

Joseph Saluri, age 46, has served as a member of our Board of Directors since May 2010. Mr. Saluri has served as Vice President and General Counsel for Stine Seed Company and its affiliates since July 1999. As part of his duties for Stine, he works to establish collaborative licensing, research and marketing alliances with international biotechnology and agribusiness companies, in addition to managing the legal and intellectual property affairs for the Stine Companies. Previous to his employment with Stine, Mr. Saluri was an attorney and solicitor at law with Nicholas Critelli Associates, PC, in Des Moines and London. Mr. Saluri received a B.S./B.A. from Drake University and a J.D. from Drake University Law School.

The Nominating and Corporate Governance Committee believes that Mr. Saluri's experience with the Company, as a director since 2010, brings continuity to the Board of Directors. In addition, the Nominating and Corporate Governance Committee believes that Mr. Saluri's extensive legal background and experience provides important experience in corporate management, finance and investor relations and provides the background necessary for him to serve as a member of the Compensation and Nominating and Corporate Governance Committees.

Paul R. Edick, age 57, was appointed to the Board of Directors on July 29, 2011. Since July 2010, Mr. Edick has been the Chief Executive Officer of Durata Therapeutics, a start-up biopharmaceutical company. From 2008 to 2010, Mr. Edick was Chief Executive Officer of Ganic Pharmaceuticals, a specialty pharmaceutical company. From 2006 to 2008, Mr. Edick was Chief Executive Officer of MedPointe Healthcare Inc., a specialty pharmaceutical company until its acquisition. From 2002 to 2006, Mr. Edick was President of MedPointe Healthcare Inc. From 1994 to 2002, Mr. Edick worked in a series of positions at G. D. Searle and its acquirer, Pharmacia Corporation, where he led G. D. Searle's U.S. managed care organization from 1994 to 1995, its U.S. marketing organization from 1995 to 1996 and its Global Pain & Inflammation Business from 1996 to 1997. In 1998, Mr. Edick was named G. D. Searle's VP-Canada & Latin America. In 1999, Mr. Edick became President of Asia Pacific, Canada & Latin America. In 2000, upon Pharmacia's acquisition of G. D. Searle, Mr. Edick was named Group Vice President and President, Asia Pacific/Latin America at Pharmacia. From 2008 to 2011, Mr. Edick was a director and from 2009 to 2011 Chairman of the Board of Directors of Life Cycle Pharma, a public technology based biotech located in Copenhagen, Denmark. In addition, Mr. Edick has been a director of Amerita, Inc. since 2006 and was a director of Informed Medical Communications from 2006 to 2011. Mr. Edick holds a B.A. in Psychology from Hamilton College, Clinton.

The Nominating and Corporate Governance Committee believes that Mr. Edick's experience with the Company, as a director since 2011, brings continuity to the Board of Directors. In addition, the Nominating and Corporate Governance Committee believes that Mr. Edick's extensive experience in the pharmaceutical industry provides important experience in corporate manners and provides the background necessary for him to serve as a member of the Audit Committee and the Nominating and Corporate Governance Committee.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE NAMED NOMINEES.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2014 ANNUAL MEETING
___________________________________
Charles J. Link, Jr., M.D., age 53, founded NewLink Genetics Corporation in 1999 and has served as Chairman of our Board of Directors and our Chief Scientific Officer since inception in 1999. He served as our President from 2001 to 2009 and has served as our Chief Executive Officer since 2003. Dr. Link has also served as Chairman and Chief Executive Officer of BioProtection Systems Corporation from 2005 and was its Chief Scientific Officer from 2005 to 2009. Dr. Link has been a practicing oncologist at the Medical Oncology and Hematology Associates of Iowa since 1995. From 1995 to 2003, Dr. Link served as the Director of the John Stoddard Cancer Research Institute, which he co-founded. Dr. Link served as a Medical Oncology Clinical Fellow at the National Cancer Institute, or NCI, National Institutes of Health, or NIH, from 1988 to 1991. Dr. Link attended the U.S. Air Force Academy from 1977 to 1980. Dr. Link holds a B.A. from Stanford University, an M.D. from Stanford University School of Medicine and is certified in Internal Medicine by the American Board of Internal Medicine and has previously been certified in Medical Oncology.
___________________________________
Thomas A. Raffin, M.D., age 66 has served as a member of our Board of Directors since 1999 - and is currently our Lead Director. Dr. Raffin has spent 30 years on the faculty at Stanford University School of Medicine, where he is the Colleen and Robert Haas Professor Emeritus of Medicine and Biomedical Ethics. Over the past two decades, Dr. Raffin has worked extensively in the healthcare and medical device business sectors and was an advisor to Cell Therapeutics Inc. (1993-1997), Broncus Technologies (1997-2004), iMedica (1998-2002), and Inhale Technologies

(1998-2001). He co-founded Rigel Pharmaceuticals, a publicly traded company, in 1996. In 2001, he co-founded Telegraph Hill Partners, a San Francisco life sciences private equity firm as a General Partner. Dr. Raffin has been a director of the following Telegraph Hill Partners private portfolio companies: AngioScore, Confirma, Freedom Innovations, LDR, and PneumRx; and he has worked closely with Estech and Vidacare. Dr. Raffin received a B.A. from Stanford University and an M.D. from Stanford University School of Medicine and did his medical residency at the Peter Bent Brigham Hospital (now Brigham and Women's Hospital) in Boston.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2015 ANNUAL MEETING
___________________________________
Ernest J. Talarico, III, age 42, has served as a member of our Board of Directors since 1999. Mr. Talarico has worked for Mesirow Financial Holdings, Inc., a diversified financial services firm headquartered in Chicago, Illinois since 1998, where he has been a Managing Director since June 2008. Prior to becoming Managing Director, Mr. Talarico served as Senior Vice President from 2005 to 2008, Vice President from 2003 to 2005 and Investment Executive from 1998 to 2003. Mr. Talarico specializes in financial planning and asset allocation, as well as other wealth accumulation and preservation strategies for individuals and businesses. Mr. Talarico sits on several boards and committees, including the Mutual Fund Committee at Mesirow Financial and the Select Advisory Board and Committee at Mesirow Financial. Mr. Talarico has also been the Chairman for the local chapter of the Cystic Fibrosis Foundation and the Founder and Chairman of the Talarico Ataxia Foundation. Mr. Talarico holds a bachelor's degree from the University of Iowa as well as licenses in equities, options and managed futures.
___________________________________
Lota Zoth, age 53, has been a member of our Board of Directors since November 2012. Ms. Zoth served as Senior Vice President and Chief Financial Officer of MedImmune, Inc. from April 2004 to July 2007 and also served as its Controller and Principal Accounting Officer. Prior to joining MedImmune in 2002, Ms. Zoth served as Senior Vice President, Corporate Controller and Principal Accounting Officer at PSINet Inc., and Vice President, Corporate Controller and Chief Accounting Officer at Sodexho Marriott Services, Inc. Ms. Zoth also held senior management positions at Marriott International and PepsiCo, Inc. Ms. Zoth served as an auditor at Ernst & Young, LLP and is a Certified Public Accountant. Ms. Zoth is a member of the Boards of Directors of Orexigen Therapeutics, Inc., Hyperion Therapeutics, Inc., one private company and one non-profit organization. Ms. Zoth received a B.B.A. in accounting, summa cum laude, from Texas Tech University. Ms. Zoth's experience as a board member, audit committee chair, as well as Chief Financial Officer, Controller and Principal Accounting Officer, provided her valuable and relevant executive experience at life sciences and biotechnology companies dealing with financings, mergers, acquisitions and global expansion and other strategic transactions.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the NASDAQ Stock Market (“NASDAQ”) listing standards, a majority of the members of a listed company's board of directors must qualify as “independent,” as affirmatively determined by the board of directors. NewLink Genetics Corporation's Board of Directors consults with the Company's counsel to ensure that the Board's determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following five directors who served on the Board in 2012 and continue to serve (including both nominees for election at the Annual Meeting) are independent directors within the meaning of the applicable NASDAQ listing standards: Dr. Raffin, Mr. Saluri, Mr. Edick, Mr. Talarico, and Ms. Zoth. In addition, the the Board has affirmatively determined that Mr. David Lundquist and Dr. Sara Alexander, who served as directors during 2012 through the date of the 2012 annual meeting, but did not stand for reelection at that meeting, are independent directors within the meaning of the applicable NASDAQ listing standards. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

Dr. Charles Link, Jr., the Company's Chief Executive Officer, Chief Scientific Officer and Chairman of the Board of Directors is not an independent director by virtue of his employment with the Company. The Company's definition of “independence” for its directors can be located on its corporate website at http://investors.linkp.com/governance.cfm (follow “Corporate Governance Guidelines” under “Governance Documents”).

BOARD LEADERSHIP STRUCTURE

The Company's Board of Directors is currently chaired by the Chief Executive Officer of the Company, Dr. Charles Link, Jr. The Board has also appointed Dr. Raffin as lead independent director.

The Company believes that combining the positions of Chief Executive Officer and Board Chair helps to ensure that the Board and management act with a common purpose. In the Company's view, combining the positions of Chief Executive Officer and Board Chair is appropriate for a development stage biopharmaceutical company in that it enhances the Board's focus on the Company's progress on scientific research, clinical trials and commercialization as inputs to developing and implementing strategy. The Company believes that combining the positions of Chief Executive Officer and Board Chair provides a single, clear chain of command to execute the Company's strategic initiatives and business plans related to drug development and commercialization. In addition, the Company believes that a combined Chief Executive Officer/Board Chair is well-positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Board Chair with an extensive history with and knowledge of the Company (as is the case with the Company's Chief Executive Officer) as compared to a relatively less informed independent Board Chair at this stage in the Company's development.

The Board appointed Dr. Raffin as the lead independent director to help reinforce the independence of the Board as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined Chief Executive Officer/Board Chair: the lead independent director is empowered, among other duties and responsibilities, to develop together with the Chief Executive Officer the agenda for meetings of the Board of Directors, to develop together with committee chairs the agendas for meetings of committees, to preside over Board meetings in the absence of the officers, and to oversee the Board's annual evaluation of the Company's Chief Executive Officer's performance.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board's key functions is informed oversight of the Company's risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, while the Board is responsible for monitoring and assessing strategic risk exposure, the audit committee has the responsibility to consider and discuss the major financial risk exposures and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements with respect to SEC regulations and NASDAQ listing standards, in addition to oversight of the performance of NewLink Genetics Corporation's accounting and financial reporting processes. The nominating and corporate governance committee monitors the effectiveness of the corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The compensation committee assesses and monitors whether any compensation policies and programs have the potential to encourage excessive risk-taking. The entire Board and its committees address risk management issues from time-to-time and at least annually meet with the employees responsible for risk management in the committees' respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from the employees responsible for risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

MEETING ATTENDANCE

The Board of Directors met six times during the last fiscal year. Each incumbent director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, that were held during the portion of the last fiscal year for which he or she was a director or committee member. Ms. Zoth was elected to the Board on November 2, 2012 and has attended all meetings of the Board and of the committees on which she served since that date.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for the 2012 fiscal year for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Dr. Charles Link, Jr.
Dr. Thomas Raffin		X*	X*
Mr. Joseph Saluri		X	X
Mr. Ernest Talarico, III	X	X
Mr. Paul Edick	X
Ms. Lota Zoth	X*

Total meetings in fiscal 2012	4	6	5
*Committee Chairperson

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that, except as specifically described below, each member of each committee during 2012 meets the applicable NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Below is a description of each committee of the Board of Directors.

Audit Committee
The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company's corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company's audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company's annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company's disclosures under “Management's Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit Committee is composed of three directors: Ms. Zoth, Mr. Edick and Mr. Talarico. The Audit Committee met four times during the fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on the Company's website at www.linkp.com in the “Investors - Corporate Governance” section.

The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that each member of the Company's Audit Committee during 2012 meets the independence requirement (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards).

The Board of Directors has also determined that Ms. Zoth qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Ms. Zoth's level of knowledge and experience based on a number of factors, including her formal education and her years of experience.

Report of the Audit Committee of the Board of Directors (1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants' communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm's independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012.
AUDIT COMMITTEE

Ms. Lota Zoth (Chair)
Mr. Ernest Talarico, III
Mr. Paul Edick

(1) The material in this report is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee
The Compensation Committee is composed of four directors: Dr. Raffin, Mr. Saluri, Mr. Talarico and Ms. Zoth. Ms. Zoth was appointed to the committee in January 2013. All members of the Company's Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Compensation Committee met six times during the fiscal year. The Compensation Committee has adopted a written charter that is available to stockholders on the Company's website at www.linkp.com in the “Investors - Corporate Governance” section.

The purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors to oversee the Company's compensation policies, plans and programs and to review and determine the compensation to be paid to the Company's directors, executive officers and other senior management. The scope of authority and specific responsibilities of the Compensation Committee include:

•	determining the compensation and other terms of employment of the Company's executive officers and reviewing and approving corporate performance goals and objectives relevant to such compensation;

•
evaluating and recommending to the Board of Directors the compensation plans and programs advisable for the Company, and evaluating and recommending the modification or termination of existing plans and programs;

•	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for the Company's executive officers; and

•	reviewing and recommending to the Board of Directors the type and amount of compensation to be paid or awarded to members of the Board.

Each year, the Compensation Committee reviews with management the Company's Compensation Discussion and Analysis and considers whether to recommend that it be included in proxy statements and other filings.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets regularly in executive session. In carrying out its responsibilities, the Compensation Committee receives and evaluates the compensation recommendations made by the Company's Chief Executive Officer. None of the Company's executive officers participates in the discussions regarding his own compensation. Based on the evaluation of management's suggestions, the Compensation Committee then makes formal recommendations regarding executive compensation decisions to the full Board of Directors. In making these recommendations, the Compensation Committee does not delegate any of its functions to others. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's reasonable fees and other retention terms.

During 2012, the Compensation Committee engaged Radford as compensation consultant. Radford also served as a compensation consultant to the Compensation Committee in 2011. The Compensation Committee requested that Radford review the Compensation Committee's recommendations regarding executive compensation and our overall equity practices relative to the market. As part of its engagement, Radford was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Radford conducted calls with members of the Compensation Committee and developed recommendations that were presented to the Compensation Committee for its consideration. The Compensation Committee also sought the input of the Chief Executive Officer concerning the performance, experience and level of responsibility of other executive officers and the Compensation Committee provided that perspective to Radford to aid in placement of such executives in the appropriate percentiles within ranges developed by Radford based on the comparative group of companies selected by Radford. Following an active dialogue with Radford and resulting modifications, the Compensation Committee approved the modified recommendations of Radford. These modified recommendations are discussed in the Compensation Discussion and Analysis section of this proxy statement.

The Compensation Committee has determined that the work of Radford has not raised any conflict of interest.

For more information about our Compensation Committee and our compensation program, including the role of compensation consultants in recommending director and executive officer compensation in 2012, see the section of this proxy statement entitled “Compensation Discussion and Analysis.”

THE SPECIFIC DETERMINATIONS OF THE COMPENSATION COMMITTEE WITH RESPECT TO EXECUTIVE COMPENSATION FOR FISCAL ENDING DECEMBER 31, 2012 ARE DESCRIBED IN GREATER DETAIL IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION OF THIS PROXY STATEMENT.

Compensation Committee Interlocks and Insider Participation

For the fiscal year ended December 31, 2012, members of the Compensation Committee consisted of Dr. Raffin, Mr. Talarico, Mr. Saluri and Ms. Zoth. None of the members of the Compensation Committee is currently, or has ever been at any time since the Company's formation, one of the Company's officers or employees. None of our officers currently serve, nor have they served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of the Board of Directors or Compensation Committee.

Compensation Committee Report (2)

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement.

COMPENSATION COMMITTEE

Dr. Raffin (Chair)
Mr. Saluri
Mr. Talarico
Ms. Zoth

(2) The material in this report is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for overseeing the Company's corporate governance functions on behalf of the Board, making recommendations to the Board regarding corporate governance issues, identifying, reviewing and evaluating candidates to serve as directors of the Company consistent with criteria approved by the Board and reviewing and evaluating incumbent directors, or recommending to the Board for selection candidates to the Board, and making other recommendations to the Board regarding affairs relating to the directors of the Company, including director compensation.

The Nominating and Corporate Governance Committee is composed of three directors: Dr. Raffin, Mr. Saluri and Mr. Edick. Mr. Edick was appointed to the committee in February 2013. All members of the Nominating and Corporate Governance Committee during 2012 are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards).The Nominating and Corporate Governance Committee met two times during 2012. The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders on the Company's website at www.linkp.com in the “Investors - Corporate Governance” section.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also considers whether the candidate possesses the following factors among others: relevant expertise upon which to base advice and guidance to management, sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, the ability to exercise sound business judgment and the commitment to rigorously represent the long-term interests of the Company's stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board and the Company to maintain a balance of knowledge, experience and capability. The Nominating and Corporate Governance Committee does not have a policy regarding how it considers diversity in selecting candidates. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors' overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors' independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote. In 2011, the Nominating and Corporate Governance Committee retained and paid a third party search firm to assist in the process of identifying or evaluating director candidates. During fiscal year 2012, the Nominating and Corporate Governance Committee retained and paid the same search firm to assist in the identification and evaluation of additional candidates for director.

In identifying potential candidates for Board membership, the Corporate Governance and Nominating Committee relies on suggestions and recommendations from the Board, stockholders, management and others. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address:

NEWLINK GENETICS CORPORATION
Attn: Nominating and Corporate Governance Committee
2503 South Loop Drive
Ames, IA 50010

no later than the close of business on February 8, 2014 nor earlier than the close of business on January 9, 2014. The Company has not yet selected the date of the annual meeting of stockholders for next year, but is considering holding the meeting in May 2014. If the date of the annual meeting is advanced or delayed more than thirty (30) days before or after the anniversary of the date of this Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company's stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company's Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. This information is available on the Company's website at www.linkp.com in the “Investors - Corporate Governance - Contact the Board” section.

CODE OF ETHICS

The Company has adopted the NewLink Genetics Corporation Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company's website at www.linkp.com in the “Investors - Corporate Governance” section. The Company amended the code of ethics in November 2011 prior to the Initial Public Offering (IPO) and any future amendments or waivers to our code of ethics will be promptly disclosed on our website and as required by applicable laws, rules and regulations of the Securities and Exchange Commission and NASDAQ.

CORPORATE GOVERNANCE GUIDELINES
The Board of Directors adopt Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company's business operations as needed and to make decisions that are independent of the Company's management. The guidelines are also intended to align the interests of directors and management with those of the Company's stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines were adopted by the Board to, among other things, reflect changes to the NASDAQ listing standards and Securities and Exchange Commission (“SEC”) rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at www.linkp.com in the “Investors - Corporate Governance” section.

PROPOSAL 2
APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors is requesting stockholder approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the Company's authorized number of shares of common stock from 38,833,334 shares to 75,000,000 shares.
The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company's common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.
Although, at present, the Board of Directors has no other plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further shareholder approval. These purposes may include raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding the Company's business or product lines through the acquisition of other businesses or products; and other purposes.
The additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by NewLink Genetics Corporation to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at NewLink Genetics Corporation), nevertheless, shareholders should be aware that approval of proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
APPROVAL OF AN INCREASE IN SHARES RESERVED UNDER THE 2010 NON-EMPLOYEE DIRECTORS' STOCK AWARD PLAN
     In October 2010, our Board adopted, and our stockholders subsequently approved, our Non-Employee Directors' Stock Award Plan, or Directors' Plan. Prior to stockholder approval of the amendment subject to this Proposal 3, there is an aggregate total of 238,095 shares of common stock authorized for issuance under the Directors' Plan. During 2012, we granted options to purchase 73,798 shares of common stock under the Directors' Plan to our non-employee directors at an exercise price of $13.30 per share. As of March 15, 2013, options covering an aggregate of 73,798 shares of common stock had been granted under the Directors' Plan (and no shares have been returned to the Directors' Plan as a result of any cancellations or expirations of awards) and 164,297 shares of common stock (plus any shares that might be returned to the Directors' Plan in the future as a result of cancellations or expiration of options) remained available for future grant under the Directors' Plan.
            In February 2013, our Board approved an amendment to the Directors' Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Directors' Plan from 238,095 shares to 400,000 shares of common stock. Stockholders are requested in this Proposal 3 to approve an amendment to the Directors' Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Directors' Plan, as described above. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the Directors' Plan, as amended by this Proposal 3, is appended to this proxy statement as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

2010 Non-Employee Directors' Stock Award Plan

The essential features of the Company's 2010 Non-Employee Directors' Stock Award Plan, as modified subject to this Proposal 3, are outlined below:

            Our Board of Directors adopted the Non-Employee Directors' Stock Award Plan, or Directors' Plan, on October 29, 2010, and our stockholders approved the Directors' Plan on January 7, 2011. The Directors' Plan has been amended by our Board a number of times since the original effective date of the plan, with the most recent amendment being approved by the Board on January 14, 2013. The Directors' Plan became effective immediately upon the execution and delivery of the underwriting agreement for this offering. The Directors' Plan will terminate at the discretion of our Board. The purpose of the Directors' Plan is to retain the services of new non-employee directors and provide incentives for such persons to exert maximum efforts towards our success by giving them an opportunity to benefit from increases in value of our common stock. The Directors' Plan provides for the automatic grant of nonstatutory stock options to purchase shares of our common stock to our non-employee directors. Options granted under the Directors' Plan are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). See “Federal Income Tax Information” for a discussion of the tax treatment of nonstatutory stock options.The Directors' Plan also provides for the discretionary grant of stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock awards.

Eligibility.The Directors' Plan provides that options may be granted only to non-employee directors of the Company. A “non-employee director” is defined in the Directors' Plan as a director of the Company who is not otherwise an employee of or consultant to the Company or any affiliate.

            Share Reserve.    An aggregate of 400,000 shares of our common stock are reserved for issuance under the Directors' Plan. Shares of our common stock subject to stock awards that have expired or otherwise terminated under the Directors' Plan without having been exercised in full will again become available for grant under the Directors'

Plan. Shares of our common stock issued under the Directors' Plan may be previously unissued shares or reacquired shares bought on the market or otherwise. If the exercise of any stock option granted under the Directors' Plan is satisfied by tendering shares of our common stock held by the participant, then the number of shares tendered will again become available for the grant of awards under the Directors' Plan. In addition, any shares reacquired to satisfy income or employment withholding taxes will again become available for the grant of awards under the Directors' Plan.

            Administration.    Our Board has delegated its authority to administer the Directors' Plan to our Compensation Committee. The Compensation Committee must consist of two or more "non-employee directors" pursuant to the Rule 16b-3 of the Securities Exchange Act of 1934, as amended. In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer optionholders the opportunity to replace outstanding higher priced options with new lower priced options.

           Stock Options.    Stock options will be granted pursuant to stock option agreements. The exercise price of the options granted under the Directors' Plan will be equal to or greater than 100% of the fair market value of our common stock on the date of grant.

            In general, the term of stock options granted under the Directors' Plan may not exceed ten years. Unless the terms of an optionholder's stock option agreement provide otherwise, if an optionholder's service relationship with us, or any affiliate of ours, ceases due to death or disability, the optionholder or his or her beneficiary may then exercise any vested options for a period of 12 months in the event of disability, or 18 months in the event of death. If an optionholder's service with us or any affiliate ceases for any other reason, the optionholder may exercise the vested options for up to three months following cessation of service.

            Acceptable consideration for the purchase of our common stock issued under the Directors' Plan may include cash, a net exercise, common stock previously owned by the optionholder or a program developed under Regulation T as promulgated by the Federal Reserve Board.

            Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution. However, an optionholder may transfer an option under certain circumstances with our written consent if a Form S-8 registration statement is available for the exercise of the option and the subsequent resale of the shares. In addition, an optionholder may designate a beneficiary who may exercise the option following the optionholder's death.

Non-discretionary Grants
Initial Grant.  Any person who becomes a non-employee director for the first time will automatically receive an initial grant of an option to purchase 20,000 shares of our common stock upon his or her election or appointment, subject to adjustment by our Board from time to time. 33% of the shares subject to the initial grants will vest on the first anniversary of the date of such person's election or appointment to the Board and the remainder will vest monthly over two additional years. These initial grants may also be issued in the form of stock appreciation rights, or SARs, restricted stock awards, restricted stock unit awards, or other stock awards if so determined by our Board.

Annual Grant.  In addition, on the date of the annual meeting of our stockholders, commencing with our first annual meeting after January 14, 2013, any person who is a non-employee director immediately after such meeting of shareholders will be granted an option to purchase 12,000 shares of our common stock. Any person elected as or appointed to become a non-employee director at a time other than at the annual meeting, upon the date of such election or appointment, will be granted an option to purchase a number of shares determined by multiplying 12,000 by a fraction, the numerator of which will be the number of days between the date of such election and the date which is the first anniversary of the date of the last preceding annual meeting, and the denominator of which will be 365. 100% of the shares subject to the annual grants will vest on the earlier of (i) the first anniversary of the date of grant and (ii) the date of the first annual meeting following the date of grant, in each case subject to continued service with the Company. These annual grants may also be issued in the form of SARs, restricted stock awards, restricted stock unit awards, or other stock awards if so determined by our Board.

Discretionary Grants
            In addition to the non-discretionary grants noted above, our Board may grant stock awards to one or more non-employee directors in such numbers and subject to such other provisions as it shall determine. These awards may be in the form of stock options, SARs, restricted stock awards, restricted stock units, or other stock awards and will vest pursuant to vesting schedules to be determined by our Board in its sole discretion.

            Changes to Capital Structure.    In the event there is a specified type of change in our capital structure not involving the receipt of consideration by us, such as a stock split or stock dividend, the number of shares reserved under the Directors' Plan, the maximum number of shares by which the share reserve may increase automatically each year, the number of shares subject to the initial and annual grants and the number of shares and exercise price of all outstanding stock options will be appropriately adjusted.

            Change in Control Transactions.    In the event of a change in control transaction, the vesting of options held by non-employee directors whose service is terminated may be accelerated in full according to the provisions of the award agreement. A change in control is the occurrence of one or more of the following events:

•	a transaction in which one person or a group acquires stock that, combined with stock previously owned, controls more than 50% of our value or voting power;

•
a merger, consolidation or similar transaction involving us (directly or indirectly) in which our stockholders immediately before the transaction do not own more than 50% of the outstanding securities following such transaction;

•	our complete liquidation or dissolution;

•	a sale, lease, license or other disposition of substantially all of our assets; or

•	a majority of the Board is replaced by persons whose appointment or election is not endorsed by a majority of the Board.

Restrictions on Transfer. An option is not transferable except by will or by the laws of descent and distribution except as permitted in the plan and is exercisable only by the participant during the participant's lifetime.

            Plan Amendments and Termination.  Our Board will have the authority to amend, suspend or terminate the Directors' Plan. However, no amendment or termination of the directors' plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the Directors' Plan that is required by applicable law.

New Plan Benefits

The following table presents certain information with respect to options to be granted under the Directors' Plan, as currently in effect, to all non-employee directors as a group.

Name	Number of Options to be Granted in 2013

All Non-Employee Directors as a Group (5 persons)	60,000

PROPOSAL 4
APPROVAL OF AN INCREASE IN SHARES RESERVED UNDER THE 2010 EMPLOYEE STOCK PURCHASE PLAN
     In October 2010, our Board adopted, and our stockholders subsequently approved, our Employee Stock Purchase Plan, or the 2010 Purchase Plan. Prior to stockholder approval of the amendment subject to this Proposal 4, there is an aggregate total of 214,285 shares of common stock authorized for issuance under the 2010 Purchase Plan. In February 2013, our Board approved an amendment to the 2010 Purchase Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the 2010 Purchase Plan from 214,285 shares to 400,000 shares of common stock.
During the last fiscal year, shares of Common Stock were purchased in the amounts and at the weighted average prices per share under the 2010 Purchase Plan as follows: Mr. Gordon Link - 2,913 shares ($5.87), Dr. Ramsey - 1,704 shares ($5.87), Mr. Lynn - 834 shares ($5.87), all current executive officers as a group 5,451 shares ($5.87), and all employees (excluding executive officers) as a group 34,072 shares ($6.09). Drs. Charles Link and Nicholas Vahanian were not eligible to participate in the 2010 Employee Stock Purchase Plan.
As of March 12, 2013 an aggregate of 39,523 shares of the Company's Common Stock had been granted under the 2010 Purchase Plan, and 174,762 shares of Common Stock (plus any shares that might in the future be returned to the 2010 Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future grant under the 2010 Purchase Plan.
Stockholders are requested in this Proposal 4 to approve the amendment to the 2010 Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the 2010 Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the 2010 Purchase Plan, as amended by this Proposal 4, is appended to this proxy statement as Appendix B.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.
2010 Employee Stock Purchase Plan

The essential features of the Company's 2010 Employee Stock Purchase Plan, as modified subject to this Proposal 4, are outlined below:

On October 29, 2010, our Board of Directors adopted our 2010 Employee Stock Purchase Plan, or the 2010 Purchase Plan, and our stockholders approved the 2010 Purchase Plan on January 7, 2011. The 2010 Purchase Plan became effective upon the closing of the Company's initial public offering. The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

            Share Reserve.    Subject to the provisions of the 2010 Purchase Plan relating to capitalization adjustments, the shares of common stock that may be sold pursuant to purchase rights shall not exceed in the aggregate 400,000 shares of common stock. If any purchase right granted under the 2010 Purchase Plan will for any reason terminate without having been exercised, the shares of common stock not purchased under such purchase right will again become available for issuance under the 2010 Purchase Plan. The 2010 Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

            Administration.    Our Board has delegated its authority to administer the 2010 Purchase Plan to our Compensation Committee. Subject to the terms of the 2010 Purchase Plan, our Board or an authorized Committee, referred to as the "plan administrator," determines the provisions of each offering of rights to purchase our common stock and whether employees of any of our parent or subsidiary companies will be eligible to participate in the 2010 Purchase Plan. The 2010 Purchase Plan will be implemented through a series of offerings of such duration as determined by the plan administrator to eligible employees, provided that in no event may an offering exceed 27 months. Each offering will consist of one or more purchase periods as determined by the plan administrator prior to the commencement of that offering. The plan administrator has the authority to alter the duration of subsequent offerings or change the number of purchase dates within each such offering. The provisions of separate offerings need not be identical. When an eligible employee elects to join an offering, he or she will be granted a purchase right to acquire shares of common stock on each purchase date within the offering. On the purchase date, all payroll deductions collected from the participant are automatically applied to the purchase of common stock, subject to certain limitations. Since the 2010 Purchase Plan was adopted, two offerings under the Plan have been completed, and a third offering commenced on January 1, 2013.

            Payroll Deductions.    Generally, all regular employees, including executive officers, employed by us or by any of any of our parent or subsidiary companies designated by the plan administrator are eligible to participate in the plan and may contribute, normally through payroll deductions, up to 15% of their eligible cash compensation (or such lesser amount set by the plan administrator for a specific offering) for the purchase of common stock under the 2010 Purchase Plan. Amounts deducted and accumulated for a participant are used to purchase shares of our common stock on the purchase dates established by the plan administrator. All payroll deductions made for a participant are credited to his or her account under the 2010 Purchase Plan and deposited with our general funds. A participant may make additional payments into such account only as specifically provided for in the offering and only if the participant has not exceeded certain limitations under the 2010 Purchase Plan or under the terms of such offering. The 2010 Purchase Plan permits common stock to be purchased at a price per share no less than the lower of (i) 85% of the fair market value of a share of our common stock on the offering date, or (ii) 85% of the fair market value of a share of our common stock on the applicable purchase date.

            Purchase of Stock.    An eligible employee must sign and return an agreement in order to participate in the 2010 Purchase Plan. In connection with offerings made under the 2010 Purchase Plan, the plan administrator may specify a maximum number of shares of common stock a participant may purchase and the maximum aggregate number of shares of common stock that may be purchased by all participants in such offering. In addition, in connection with each offering that contains more than one purchase date, the plan administrator may specify a maximum aggregate number of shares of common stock that may be purchased by all participants on any purchase date under the offering. If the aggregate number of shares to be purchased upon exercise of outstanding purchase rights in the offering would exceed the maximum aggregate number of shares of common stock available, the plan administrator will make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the next purchase date at the applicable price.

            Withdrawal.    During an offering, a participant may cease making contributions and withdraw from the offering by delivering a notice of withdrawal and terminating his or her payroll deductions in such form as we may require. Such withdrawal may occur at any time prior to the end of an offering except as otherwise provided by the plan administrator. Upon such withdrawal, we will refund accumulated payroll deductions without interest to the employee, and such employee's right to participate in that offering will terminate. However, an employee's withdrawal from an offering does not generally affect such employee's eligibility to participate in subsequent offerings under the 2010 Purchase Plan.

            Reset Feature.    The plan administrator has the authority to provide that if the fair market value of the shares of our common stock on the first day of a new purchase period within a particular offering is less than the fair market value of the shares of common stock on the start date of that offering, then the participants in that offering will automatically be transferred and enrolled in a new offering which will begin on the first day of that purchase period and the participant's purchase rights in the original offering will terminate.

            Limitations.    The plan administrator may limit participation in the 2010 Purchase Plan to those persons who are customarily employed more than 20 hours per week and five months per calendar year by us (or by any of our parent or subsidiary companies designated by the plan administrator) on the first day of an offering. The plan administrator may also provide that a person must have been employed for such continuous period preceding the first day of the offering as the plan administrator may require, but in no event may the required period of continuous employment be greater than two years. In addition, the plan administrator may provide in any offering that certain of our employees who are "highly compensated" as defined in the Code are not eligible to participate in the 2010 Purchase Plan. The plan administrator may also provide that each person who, during the course of an offering, first becomes an eligible employee will, on a date or dates specified in the offering, receive a purchase right under that offering at a price equal to the market price of our common stock at that time, which purchase right will be deemed to be a part of that offering, and such purchase right will generally have the same characteristics as any purchase rights originally granted under that offering. No employee is eligible to participate in the 2010 Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our parent or subsidiary companies (including any stock which such employee may purchase under all outstanding purchase rights and stock options). In addition, no employee may purchase more than $25,000 worth of our common stock (valued at the time each purchase right is granted) for each calendar year during which those purchase rights are outstanding.

            Termination of Employment.    Purchase rights granted pursuant to any offering under the 2010 Purchase Plan terminate upon cessation of employment for any reason, and we will refund all accumulated payroll deductions to the terminated employee without interest.

            Restrictions on Transfer.    A participant may not transfer rights granted under the 2010 Purchase Plan other than by will, the laws of descent and distribution, or by a beneficiary designation as provided in the 2010 Purchase Plan. During a participant's lifetime, purchase rights will be exercisable only by such participant.

            Changes to Capital Structure.    In the event that there is any change to the outstanding common stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or other transaction not involving the receipt of consideration by the Company), appropriate adjustments will be made to (a) the class and maximum number of securities subject to the 2010 Purchase Plan, (b) the class and maximum number of securities by which the share reserve is to increase automatically each year, (c) the class and number of securities subject to outstanding purchase rights, and (d) the class and number of securities imposed by purchase limits under each ongoing offering.

            Corporate Transactions.    In the event of certain significant corporate transactions, any surviving or acquiring corporation may assume, continue or substitute similar purchase rights for those outstanding under the 2010 Purchase Plan. If the surviving or acquiring corporation does not assume or continue such rights or substitute similar rights, then the participants' accumulated payroll deductions will be used to purchase shares of common stock within ten business days prior to the corporate transaction under any ongoing offerings, and such purchase rights will terminate immediately thereafter.

            Termination and Amendment.    The plan administrator may amend, suspend or terminate the 2010 Purchase Plan at any time. Any amendment of the 2010 Purchase Plan must be approved by our shareholders to the extent shareholder approval is necessary for the 2010 Purchase Plan to satisfy Sections 423 of the Code or other applicable laws and regulations. Purchase rights granted before amendment, suspension or termination of the 2010 Purchase Plan generally may not be altered or impaired by any amendment, suspension or termination of the 2010 Purchase Plan without consent of the employee to whom such purchase rights were granted. No purchase rights may be granted under the 2010 Purchase Plan while the 2010 Purchase Plan is suspended or after it is terminated.

Federal Income Tax Information. Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.
If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.
There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

PROPOSAL 5
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company's stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company's named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of the Company's named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are consistent with the Company's strategic compensation and retention needs and designed to align our executive officers' compensation with our business objectives and the interests of our stockholders, to incentivize and reward our executive officers for our success and to reflect the teamwork philosophy of our executive management team. Compensation of the Company's named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.
Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company's named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.
Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of the Company's named executives, the next scheduled say-on-pay vote will be at the 2014 Annual Meeting of Stockholders.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 5.

PROPOSAL 6
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected KPMG, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting. KPMG, LLP has audited the Company's financial statements since its inception in 1999. Representatives of KPMG, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG, LLP as the Company's independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of KPMG, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of KPMG, LLP. Abstentions will be counted toward the tabulation of votes on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2012 and December 31, 2011, by KPMG, LLP, the Company's principal accountant.

	Fiscal Year Ended
	2012	2011
	(in thousands)
Audit Fees	$288,902	$657,407
Audit-related Fees	—	—
Tax Fees	$25,500	$12,248
All Other Fees	—	—
Total Fees	$314,402	$669,655

In the above table, in accordance with the SEC's definitions and rules, “Audit Fees” are fees the Company paid for professional services for the audit of the Company's financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, for services that are normally provided by an accountant in connection with statutory and regulatory filings and for comfort letters related to the Company's registration statement. “Tax

Fees” include all services performed by professional staff in the independent registered public accounting firm's tax division (except those relating to audit or audit-related services), including fees for tax compliance, planning and advice.

All Tax Fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company's independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services has been delegated to the Chairperson of the Audit Committee, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

In connection with the audit of the 2012 financial statements, the Company entered into an engagement agreement with KPMG, LLP which sets forth the terms by which KPMG, LLP was to perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 6.

EXECUTIVE OFFICERS

Name	Age	Position
Executive Officers
Charles J. Link, Jr., M.D.	53	Chief Executive Officer, Chief Scientific Officer, Chairman of the Board of Directors
Nicholas N. Vahanian, M.D.	45	President, Chief Medical Officer
Gordon H. Link, Jr.	59	Chief Financial Officer
Brian Wiley	45	Vice President-Business Development

Our officers are appointed by and serve at the direction of our Board. There are no family relationships between our directors, nominees for director and executive officers.
Charles J. Link, Jr., M.D., See Dr. Link's biography in Proposal Number 1 - Election of Directors.
Nicholas N. Vahanian, M.D., has served as the Company's Chief Medical Officer since 2001, Chief Operations Officer since 2003 and President since 2009. Dr. Vahanian served as a research scientist at the NCI from 1992 to 1994 and at the National Center for Human Genome Research, NIH from 1994 to 1995. He completed his Molecular Oncology Fellowship at the John Stoddard Cancer Research Institute from 1999 to 2000. Dr. Vahanian holds a B.S. in Biology from Virginia Commonwealth University. Dr. Vahanian attended St. Barthalomew's and Royal London Hospital Medical College. He also holds an M.B.A. from the University of Notre Dame.
Gordon H. Link, Jr., has served as the Company's Chief Financial Officer since 2008. Previously, Mr. Link worked for Tapestry Pharmaceuticals, Inc., or Tapestry, as Chief Executive Officer from April to July 2008, Senior Vice President and Chief Financial Officer from 2002 through 2008, President of the Genomics Division from 2000 to 2002 and Vice President and Chief Financial Officer from 1993 to 2002. At Tapestry, Mr. Link directed a staff of five to ten individuals in areas of accounting, cash management, financial planning and analysis, risk management, financial reporting and investor relations. Mr. Link also worked with Tapestry's Board of Directors on financial, business and corporate development matters and coordinated Tapestry's initial public offering and subsequent follow-on public offerings of common stock. On April 4, 2008, the Tapestry Board of Directors appointed Mr. Link as Chief Executive Officer to manage the winding up of Tapestry in bankruptcy. Tapestry filed a petition for relief under Chapter 11 of the U.S. Bankruptcy Code on March 19, 2009. Prior to joining Tapestry, Mr. Link served as Corporate Controller of Synergen, Inc., Treasurer of the Syntex-Synergen Neuroscience Joint Venture, Treasurer of Synergen Development Corporation and Audit Manager with Deloitte & Touche USA LLP. Mr. Link received a B.S. from Rensselaer Polytechnic Institute and a B.A. in accounting from Metropolitan State College. Mr. Link is not related to the Company's Chief Executive Officer, Dr. Charles Link.
Brian Wiley joined the Company in January 2013 as our Vice President of Business Development. Mr. Wiley brings over 20 years of pharmaceutical commercialization and business development experience. Mr. Wiley will focus on securing partnerships in both the U.S. and globally for our product portfolio. He is also responsible for the commercialization strategy for algenpantucel-L in pancreatic cancer in the U.S. market. Mr. Wiley has held management positions at Celgene Corporation, Gloucester Pharmaceuticals, Millennium/Takeda Pharmaceuticals and Aventis/Sanofi Pharmaceuticals. He played a key role in both the sale of Gloucester Pharmaceuticals to Celgene in 2009 and the acquisition of Abraxis Health by Celgene in 2010. Mr. Wiley has significant pre-launch and post-approval experience with oncology therapeutics for both solid tumors and hematologic malignancies in the areas of business development, commercial strategy, product launch, marketing, reimbursement, national accounts, sales and sales management.
SIGNIFICANT EMPLOYEES

Significant Employees
Name	Age	Position
Mario Mautino, Ph.D.	46	Vice President-Drug Discovery Module, Intellectual Property Officer
W. Jay Ramsey, M.D., Ph.D.	55	Quality Assurance Officer

Mario Mautino, Ph.D. has served as the Company's Vice President for the Drug Discovery Module since 2007 and as the Company's Intellectual Property Officer since 2002, and served as a Senior Scientist at NewLink Genetics from 2001 to 2007. He received his Licenciate in Biological Chemistry in 1990 and his Ph.D. in Molecular Genetics at the University of Cordoba, Argentina in 1995. He performed one year of post-doctoral training at the National University of Cordoba and five years of post-doctoral work in human gene therapy at the Clinical Gene Therapy Branch, National Human Genome Research Institute, NIH.

W. Jay Ramsey, M.D., Ph.D. has served as the Company's Clinical and Regulatory Compliance Officer since 2006 and served as the Company's Senior Medical Scientist from 2000 to 2006. Prior to joining the Company, Dr. Ramsey served as Clinical Fellow of the Clinical Gene Therapy Branch, National Human Genome Research Institute, NIH from 1995 to 2000, and Clinical Fellow of the Metabolism Branch of the NCI from 1992 to 1995. Dr. Ramsey received his Ph.D. in Cell Biology from the Baylor College of Medicine in Houston, TX and his M.D. from University of Texas Medical Branch at Galveston.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company's common stock as of March 4, 2013, except as set forth below, by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Shares	Percentage

Names of Beneficial Owner	Total
Stine Seed Farm, Inc. (1)	7,077,245	27.6%
RA Capital Management, LLC (2)	1,576,981	6.2%

Directors and Named Executive Officers
Charles J. Link, Jr., M.D. (3)	2,391,870	8.9%
Nicholas Vahanian, M.D. (4)	1,030,527	3.9%
Thomas Raffin, M.D. (5)	171,852	*
Ernest Talarico, III (6)	147,334	*
Gordon Link (7)	138,628	*
William J. Ramsey (8)	108,634	*
Kenneth Lynn (9)	108,504	*
Joseph Saluri (10)	41,472	*
Paul Edick (11)	10,316	*
Lota Zoth	—	*

Total for Principal SH Table	12,803,363	45.5%

Officers & Directors as a Group (10 persons)(12)	4,149,137	14.8%

*Represents beneficial ownership of less than 1%.

(1)	Address: 22555 Laredo Trail, Adel, Iowa 50003, Attn: Jerald L. Reichling. Based solely upon a Schedule 13D filed with the SEC on February 14, 2013.

(2)
Address: 20 Park Plaza, Suite 1200, Boston, MA 02116. Based solely upon a Schedule 13G filed with the SEC on February 15, 2013, reflecting the joint beneficial ownership of RA Capital Healthcare Fund, L.P. (1,051,154 shares); its general partner, RA Capital Management, LLC (1,576,981 shares); and the manager of the general partner, Peter Kolchinsky (1,576,981 shares). Each of the foregoing reporting persons reported sole voting power and sole investment power over the shares indicated parenthetically after the respective reporting person's name.

(3)	Includes 1,183,244 shares Dr. Charles Link has the right to acquire through the exercise of stock options within 60 days of March 4, 2013.

(4)	Includes 52,856 shares held by Christina Marie Vahanian, and 828,527 shares Dr. Vahanian has the right to acquire through the exercise of stock options within 60 days of March 4, 2013.

(5)	Includes 115,137 shares Dr. Raffin has the right to acquire through the exercise of stock options within 60 days of March 4, 2013.

(6)
Includes 121,240 shares Mr. Talarico has the right to acquire through the exercise of stock options within 60 days of March 4, 2013. Includes 977 shares of common stock held by Ernie Talarico Roth IRA and 1,737 shares of common stock held by Kelli Talarico Roth IRA.

(7)	Includes 132,215 shares Mr. Gordon Link has the right to acquire through the exercise of stock options within 60 days of March 4, 2013.

(8)	Includes 83,121 shares Dr. Ramsey has the right to acquire through the exercise of stock options within 60 days of March 4, 2013.

(9)
Represents the shares held by Mr. Lynn as of June 27, 2012, upon his exercise of stock options. The amount indicated may not reflect Mr. Lynn's current ownership of the Company's common stock. On June 27, 2012, Mr. Lynn resigned as an officer of the Company and effective August 10, 2012, Mr. Lynn's employment with the Company was terminated.

(10)	Includes 33,330 shares Mr. Saluri has the right to acquire through the exercise of stock options within 60 days of March 4, 2013.

(11)	Includes 10,316 shares Mr. Edick has the right to acquire through the exercise of stock options within 60 days of March 4, 2013.

(12)	Includes 2,507,130 shares issuable upon exercise of stock options by all executive officers and directors exercisable within 60 days of March 4, 2013. See notes (3) through (11) above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that one report, covering an aggregate of two transactions, was filed late by Mr. Gordon Link.
EXECUTIVE COMPENSATION
The following discussion and analysis of compensation arrangements of our named executive officers for our fiscal years ended December 31, 2010, 2011 and 2012 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Compensation Discussion and Analysis
Our executive compensation program is designed to help us attract talented individuals to manage and operate our business, to reward those individuals fairly over time and to retain those individuals who continue to meet our high expectations. The goals of our executive compensation program are to align our executive officers' compensation with our business objectives and the interests of our stockholders, to incentivize and reward our executive officers for our success and to reflect the teamwork philosophy of our executive management team. To achieve these goals, we have established executive compensation and benefit packages that are based on a mix of base salary, cash incentive payments, equity-based awards and severance and change in control benefits. Our executive compensation program is also intended to make us competitive in the biopharmaceutical industry, where there is significant competition for talented employees, and to be fair relative to other professionals within our organization.
Compensation Objectives
Our compensation program is designed to enable us to attract and retain executives with the skills and experience necessary to execute our business plan, to provide short-term incentives to accomplish specific annual goals defined by the Board of Directors, and to provide long-term incentives to build stockholder value.
Role of Our President and Chief Executive Officer in Setting Executive Compensation
We initially establish executive officers' compensation arrangements when negotiating the terms of employment when they join the Company. We generally include these initial compensation terms in an offer letter with the executive. Each year we review executive compensation and the mix of elements used to compensate our executive officers. In connection with each annual review cycle, Dr. Charles Link, our Chief Executive Officer, meets with those officers who report directly to him to discuss the Company's accomplishments during the year and the individual's performance and contributions over the prior year. Based on these discussions, our Chief Executive Officer then develops a set of compensation recommendations for submission to the Compensation Committee. The Compensation Committee uses these recommendations, its own judgment and experience, and the resources and tools described below to determine the appropriate mix of compensation for each of our executive officers. Our Chief Executive Officer does not participate in the determination of his own compensation.

Role of the Board of Directors and Compensation Committee in Setting Executive Compensation
The Board of Directors has established a Compensation Committee for the purpose of making recommendations to the full Board regarding compensation decisions for our executive officers. The Compensation Committee currently consists of Dr. Raffin, Mr. Saluri, Mr. Talarico and Ms. Zoth. In carrying out its responsibilities, the Compensation Committee receives and evaluates the compensation recommendations made by our Chief Executive Officer. None of our executive officers participates in the discussions regarding his own compensation. Based on the evaluation of management's suggestions, the Compensation Committee then makes formal recommendations regarding executive compensation decisions to the full Board. In making these recommendations, the Compensation Committee does not delegate any of its functions to others.
The Compensation Committee has retained independent compensation consultants to advise on selected aspects of executive and Board compensation during 2010, 2011 and 2012 as follows:

•
In 2010, the Compensation Committee retained Syzygy Consulting Group to provide recommendations regarding the establishment and size of initial share reserves for an Employee Stock Purchase Plan and Non-Employee Directors' Stock Award Plan, and the addition of an “evergreen” provision to our 2009 Equity Incentive Plan. The Syzygy report was based on an analysis of the following 34 public biotechnology companies that were considered to be similar to us with respect to market capitalization.

Alnylam Pharmaceuticals, Inc.	Clinical Data, Inc.	Idenix Pharmaceuticals Inc.	Obagi Medical Products, Inc.

Ariad Pharmaceuticals Inc.	Codexis, Inc.	Immunogen Inc.	Optimer Pharmaceuticals, Inc.

Array BioPharma, Inc.	Corcept Therapeutics Inc.	Jazz Pharmaceuticals, Inc.	Osiris Therapeutics, Inc.

AVEO Pharmaceuticals, Inc.	Cornerstone Therapeutics Inc.	Ligand Pharmaceuticals Inc.	Sequenom Inc.

BioCryst Pharmaceuticals, Inc.	Cytokinetics Inc.	Medivation, Inc.	Vanda Pharmaceuticals, Inc.

BioTime, Inc.	Cytori Therapeutics, Inc.	Nabi Biopharmaceuticals	Xenoport, Inc.

Cadence Pharmaceuticals Inc.	Dyax Corp.	Neurocrine Biosciences Inc.	ZIOPHARM Oncology, Inc.

Cell Therapeutics, Inc.	Exact Sciences Corporation	Novavax, Inc.

Chelsea Therapeutics International Ltd.	Exelixis, Inc.	NPS Pharmaceuticals, Inc.

•
In 2011, the Compensation Committee retained Radford to conduct a competitive review of the executive and director compensation programs. In addition to specific peer company data, the Radford analysis was based on the 2010 Radford Global Life Sciences Survey as well as the 2010 Radford Global Life Sciences Pre-IPO Survey.

•
In 2012, Radford was retained to review recommendations from the Compensation Committee regarding executive compensation and our overall equity practices relative to the market. The analysis was based against the following approved peer companies that were considered to be similar to us with respect to developmental stage and financial metrics.

Affymax	Corcept Therapeutics	Map Pharmaceuticals	Synta Pharmaceuticals

Amicus Therapeutics	Curis	Micromet	Vical

Anthera Pharmaceuticals	Dynavax Technologies	Omeros	Ziopharm Oncology

ArQule	Geron	OncoGenex Pharmaceuticals

Aveo Pharmaceuticals	Infinity Pharmaceuticals	Peregrine Pharmaceuticals

Celldex Therapeutics	Keryx Biopharmaceuticals	Rigel Pharmaceuticals

In addition to relying on the consultants' reports, the committee members also have relied on the Ernst & Young 2010 Compensation and Entrepreneurship Report in Life Sciences, the BioWorld Executive Compensation Report 2011, the Top 5 Data Services Inc. 2011 Executive Pay in the Biopharmaceutical Industry Report and their own experience and observations in the marketplace in assessing and making recommendations regarding executive compensation.
The Compensation Committee also considered the shareholder advisory vote on executive compensation taken at the 2012 Annual Meeting of Stockholders. Because over 99% of the votes cast were in favor of the executive compensation of the Company's named executive officers, the Compensation Committee has not made changes based on the advisory vote. The Board evaluates the recommendations from the Compensation Committee and makes final decisions regarding executive compensation.
The Compensation Committee consists solely of directors who are “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, and “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.
Prior to our acquisition in 2011 of the minority interest in, our subsidiary, BioProtection Systems Corporation ("BPS"), BPS had its own compensation committee, consisting of Dr. Raffin and Mr. Talarico, who are also directors of the Company, and Mr. Steve Stahly, who is not a director, officer, employee or affiliate of the Company. Dr. Charles Link, our Chief Executive Officer, and Dr. Vahanian, our President and Chief Medical Officer, had equity ownership positions in BPS. Neither Dr. Link nor Dr. Vahanian receives any salary from BPS.
Basis for Historical and Future Compensation Policies and Decisions
We use a mix of short-term compensation, consisting of base salaries and cash incentive bonuses, and long-term compensation, consisting of equity incentive compensation, to provide a total compensation structure that is designed to achieve our corporate objectives.

In arriving at the amount and types of initial compensation for each of our named executive officers, we consider the following factors:

•	the individual's particular background and circumstances, including prior relevant work experience and compensation paid prior to joining us;

•	the individual's role with us and the compensation paid to similar persons in the similarly situated companies represented in the compensation data that we review;

•	the demand for people with the individual's specific expertise and experience;

•	performance goals and other expectations for the individual's position;

•	comparison to other executives within the Company having similar levels of expertise and experience; and

•	recommendations from our compensation consultants.
We annually re-assess the compensation of our named executive officers and determine whether any adjustments should be made. In determining whether to adjust the compensation of any of our named executive officers, we generally take into account the following factors:

•	our understanding of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities;

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formal market data regarding base salary, cash incentives and equity compensation from surveys of biopharmaceutical and biotechnology companies conducted by our compensation consultants, as well as reports such as the Ernst & Young report cited above;

•	the roles and responsibilities of our executives, including any increases or decreases in responsibilities; and

•	the contributions to the success of the Company and the performance of each named executive officer.
Elements of our Executive Compensation Program
General. Our executive compensation program consists of four principal components: base salary, performance-based cash bonus payments, long-term incentive compensation in the form of equity-based awards and severance and change-in-control benefits. Each component of our executive compensation program is designed to address specific compensation objectives. The Compensation Committee has not established any formal policies or guidelines for allocating compensation between the components, although it seeks to maintain an appropriate balance between fixed compensation, in the form of base salary, and performance-based compensation, in the form of cash bonuses and long-term incentive compensation. As a general matter, our executive officers are also eligible to participate, on the same basis as other employees, in our 401(k) plan and our other benefit programs generally available to all employees. With limited exceptions relating to the relocation of executive officers, we do not provide perquisites or benefits for our named executive officers on a basis that is different from other eligible employees.
We view each of the elements of our compensation program as related but distinct. Our decisions about each individual element generally do not affect the decisions we make about other elements. For example, we do not believe that significant compensation derived from one element of compensation, such as equity appreciation, should adversely affect compensation from other elements, such as salary or bonus.
Base Salary. Base salary is the primary fixed component of our executive compensation program. We use base salary to compensate executives for services rendered during the calendar year, and to ensure that we remain competitive in attracting and retaining executive talent.

Upon joining the Company, each of our executive officers received an offer letter that provided for an initial base salary. These initial salaries are the product of negotiation with the executive, but we generally seek to establish salaries that we believe are commensurate with the salaries paid to industry peers with comparable qualifications, experience, responsibilities and performance at similar companies. In addition to the Radford and Syzygy reports in 2009, we reviewed the Ernst & Young reports cited above. The Compensation Committee has also relied on its members' collective experience in the marketplace for determining what they believe to be the market rate of salaries for executives of comparable companies.
Shortly before the end of each calendar year, we review company and individual performance to, among other things, determine whether adjustments in base salary are necessary or appropriate. In establishing the 2010, 2011 and 2012 base salaries of our executive officers, the Compensation Committee and Board took into account a number of factors, including the executive's seniority, position, functional role, level of responsibility and individual performance during the previous year. The Compensation Committee and Board then reviewed these factors with reference to the compensation reports and recommendations from Syzygy and Radford to establish compensation for each executive that was in line with similarly positioned executives at comparable companies.

Named Executive Officer	2010 Base Salary ($)	2011 Base Salary ($)	2012 Base Salary ($)
Charles J. Link, Jr., M.D.	440,682	485,000	515,000
Nicholas N. Vahanian, M.D.	312,322	343,600	400,000
Gordon H. Link, Jr.	239,794	263,800	278,300
Kenneth Lynn	243,338	255,500	270,800
W. Jay Ramsey, M.D., Ph.D.	240,000	255,000	272,900

For 2010, the Compensation Committee and Board approved increases in total cash compensation for Dr. Charles Link and Dr. Vahanian of 24% and 22%, respectively. These increases were intended to provide for total cash compensation for Drs. Link and Vahanian at approximately the 75th percentile of the total cash compensation determined in the Syzygy report for similarly positioned executives in light of the progress of the Company and the increasing likelihood of an initial public offering of the Company's securities. The Compensation Committee and Board selected the 75th percentile as the benchmark for Dr. Link's and Dr. Vahanian's total compensation in recognition of their dual business and scientific roles, Dr. Link as Chief Executive Officer and Chief Scientific Officer and Dr. Vahanian as President and Chief Medical Officer. As such, they are responsible for developing both our business strategy and our scientific strategy, providing leadership for our business, scientific and clinical activities, and continuing to enhance our intellectual property position. Similarly, for 2010, the Compensation Committee and Board approved increases in base salaries for Mr. Gordon Link, Mr. Lynn and Dr. Ramsey of 5%, 5% and 48%, respectively. These increases were intended to result in base salaries at approximately the 50th percentile of the base salaries determined in the Syzygy report for similarly positioned executives at comparable biotechnology companies per the Syzygy report in light of the Company's progress and the increasing likelihood of an initial public offering. Dr. Ramsey's increased base salary in 2010 also reflected his promotion to an executive of the Company in 2010.
For 2011, the Compensation Committee and the Board approved increases in cash compensation for Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link , Mr. Lynn and Dr. Ramsey of 10.1%, 10%, 10%, 5% and 6.3%, respectively. These increases were based on the 2011 Radford report on executive and board compensation and were designed to more closely align our compensation practices with practices of companies similar to us as we became a public company.
For 2012, the Compensation Committee and the Board approved increases in cash compensation for Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link, Mr. Lynn and Dr. Ramsey of 6.2%, 16.4%, 5.5%, 6.0% and 7.0%,

respectively. These increases were based on the 2012 salary recommendations as provided by the 2012 Radford report. The increases for Dr. Link and Dr. Vahanian were intended to result in base salaries at approximately the 60th percentile of the base salaries determined in the Radford report for similarly positioned executives at comparable biotechnology companies in light of the progress and growth of the Company. The increases for Mr. Link, Mr. Lynn and Mr. Ramsey were intended to result in base salaries at approximately the 25th, 50th and 50th percentiles, respectively, of the base salaries determined in the Radford report for similarly positioned executives at comparable biotechnology companies. On June 27, 2012 Mr. Lynn resigned as an officer of the Company and effective August 10, 2012, Mr. Lynn's employment with the Company was terminated.
For 2013, the Compensation Committee and Board approved increases in cash compensation for Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link and Dr. Ramsey of 5%, 5%, 3% and 4%, respectively. These increases were based upon the 2012 Radford report for similarly positioned executives at comparable biotechnology companies and are intended to result in base salaries at approximately the 50th, 50th, 25th and 50th percentiles, respectively, of the Radford determination of similar companies. On January 3, 2013, Mr. Brian Wiley joined the company as Vice President of Business Development with an annual salary of $250,000.
We will continue to review base salaries of our executive officers on an annual basis and make adjustments to reflect individual performance-based factors, as well as our financial status. Historically, we have not applied, nor do we intend to apply, specific formulas to determine base salary increases.
Performance-Based Cash Bonuses. Our performance-based cash bonus program is designed to promote the interests of the Company and its stockholders by providing executive officers with the opportunity to earn annual cash bonuses based upon the achievement of pre-specified corporate and individual performance objectives, and to assist the Company in attracting and retaining executive talent.
Our annual cash bonus amounts are recommended by the Compensation Committee and approved by the Board, and these bonuses are ordinarily paid in a single installment in the first quarter of each year for performance in the prior year. Each executive officer is eligible for a discretionary annual cash incentive payment up to a specified percentage of the executive officer's salary. The Board sets these target percentages at levels that, upon achievement of the target percentage, are likely to result in cash bonus payments that the Board believes to be approximately the level paid to high-performing executives of comparable companies in the biopharmaceutical industry.
At the end of each year, our Chief Executive Officer develops bonus recommendations for each of our executive officers, based on the company's corporate accomplishments and the individual's performance and contributions to those accomplishments during the year. These recommendations are subjective determinations which may vary, from time to time, depending on our overall strategic objectives and the job responsibilities of each executive officer, but relate generally to factors such as development and progression of our existing product candidates, achievement of clinical and regulatory milestones, operational goals such as the expansion of our manufacturing capabilities, and financial factors such as raising and maintaining capital. However, these recommendations may be more or less than the established target percentages for the executive officers, depending on individual and corporate performance, as well as our financial position. The Compensation Committee assesses the bonuses recommended by management and makes its bonus recommendations to the full Board. Based on its consideration of the recommendations of the Compensation Committee, the full Board then makes a final decision regarding cash bonus payments, if any, for the year. Whether or not a cash bonus is paid for any year is solely within the discretion of the Board.
For 2010, based upon recommendations of the Compensation Committee and the Syzygy report, the Board established target bonus amounts for Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link, Mr. Lynn and Dr. Ramsey equal to 50%, 35%, 25%, 40% and 25% of their 2010 base salaries. The Compensation Committee also established corporate and individual performance objectives in June 2010, which were communicated to the named executive officers at that time. The corporate goals for the year included:

•	initiating a Phase 3 clinical trial for HyperAcute Pancreas and meeting specific targets for patient enrollment and number of clinical centers;

•	initiating a Phase 1B/2 clinical trial for Indoximod; and

•	raising additional funding.
Each officer's individual goals consisted of one or more corporate goals and, in most cases, separate individual goals. Dr. Charles Link's performance goals for 2010 were the foregoing corporate goals. Dr. Vahanian's performance goals for 2010 included the corporate goals pertaining to the HyperAcute Pancreas and Indoximod trials and design of a HyperAcute Lung cancer immunotherapy, or HyperAcute Lung, clinical study. Mr. Gordon Link's performance goals for 2010 included the corporate goal with respect to financing, raising additional funding and preparation for the Company's initial public offering. Mr. Lynn's performance goals for 2010 included the corporate goal with respect to financing, progress towards strategic third-party partnerships, and establishing an intellectual property committee. Dr. Ramsey's performance goals for 2010 included the corporate goal with respect to HyperAcute Pancreas trial, obtaining Orphan Drug and Fast Track approvals for HyperAcute Pancreas, validating the new HyperAcute immunotherapy production facility and initiating production of HyperAcute immunotherapy product candidates in that facility.
The Board determined that each of the 2010 corporate performance goals had been met or exceeded. The Compensation Committee determined that Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link and Dr. Ramsey had all met their individual 2010 performance goals. The Compensation Committee determined that Mr. Lynn achieved substantially all of his stated objectives, but did not fully satisfy his individual performance goals with respect to progress towards strategic partnerships. Taking all corporate and personal achievements into consideration, the Compensation Committee, in its discretion, made bonus recommendations for each executive officer in December 2010 and the Board adopted those bonus recommendations. The bonuses paid to Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link, Mr. Lynn and Dr. Ramsey were equal to 50%, 35%, 25%, 28% and 25% of their 2010 base salaries, respectively.
For 2011, based upon recommendations of the Compensation Committee and the 2011 Radford report, the Board established target bonus amounts for Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link, Mr. Lynn and Dr. Ramsey equal to 50%, 40%, 30%, 30% and 30% of their 2011 base salaries. The Compensation Committee also established corporate and individual performance objectives in January 2011, which were communicated to the named executive officers at that time. The corporate goals for the year included:

•	meeting specific targets for patient enrollment in the HyperAcute Pancreas Phase 3 clinical trial; and

•	raising additional funding.

Each officer's individual goals consisted of one or more corporate goals and, in most cases, separate individual goals. Dr. Charles Link's performance goals for 2011 were the foregoing corporate goals and individual goals related to meeting specific targets for patient enrollment for the HyperAcute Lung Phase 2B clinical trial. Dr. Vahanian's performance goals for 2011 included the corporate goal pertaining to HyperAcute Pancreas and individual goals related to meeting specific targets for patient enrollment for the HyperAcute Lung Phase 2B clinical trial and oversight of vaccine manufacturing for HyperAcute Pancreas. Mr. Gordon Link's performance goals for 2011 included the corporate goal with respect to financing and individual goals related to raising additional funding and SEC reporting. Mr. Lynn's performance goals for 2011 included the corporate goal with respect to financing and individual goals related to progress towards strategic third-party partnerships. Dr. Ramsey's performance goals for 2011 included individual goals related to initiating a validation master plan for the HyperAcute product line and submitting new investigational new drug applications covering additional HyperAcute or IDO pathway inhibitor product candidates.
The Board determined that each of the 2011 corporate goals had been met or exceeded. The Compensation Committee determined that Dr. Charles Link and Dr. Vahanian had both met their individual 2011 performance goals. The Compensation Committee determined that Mr. Gordon Link, Mr. Lynn and Dr. Ramsey achieved substantially all of their stated objectives, but did not fully satisfy their individual performance goals with respect to stockholder communications, progress towards strategic partnerships and progress towards submission of a new

IND covering an additional product, respectively. Taking all corporate and personal achievements into consideration, the Compensation Committee, in its discretion, made bonus recommendations for each executive officer in December 2011 and the Board adopted those bonus recommendations. The bonuses paid to Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link, Mr. Lynn and Dr. Ramsey were equal to 50%, 40%, 21%, 21% and 27% of their 2011 base salaries, respectively.
For 2012, based upon recommendations of the Compensation Committee and the 2012 Radford report, the Board established target bonus amounts for Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link, Mr. Lynn and Dr. Ramsey equal to 55%, 45%, 35%, 30% and 30% of their 2012 base salaries. The target bonus amounts for Dr. Link and Dr. Vahanian, were intended to result in total cash compensation at approximately the 60th percentile of the total cash compensation determined in the Radford report for similarly positioned executives at comparable biotechnology companies in light of the progress and growth of the Company. The target bonus amounts for Mr. Link, Mr. Lynn and Mr. Ramsey were intended to result in total cash compensation at approximately the 25th, 50th and between the 50th and 60th percentiles, respectively, of the total cash compensation determined in the Radford report for similarly positioned executives at comparable biotechnology companies. As a basis for these performance bonuses, the Compensation Committee established corporate and individual performance objectives in March 2012, which were communicated to the named executive officers at that time. The Board, upon recommendation of the Compensation Committee, determined to apply a more formulaic approach to determining the 2012 performance bonuses. This new approach was adopted in order to establish a more structured process in determining bonuses in light of our new position as a publicly traded company. Each named executive officer's bonus was determined by multiplying the executive's target bonus by the percentage of corporate goals achieved and the percentage of individual goals achieved, each on a weighted basis. Each corporate goal and individual goal was given a specific weight for purposes of calculating the percentage achieved. Although the relative weights of the goals and their calculation were intended to be more formulaic than in previous years, the determination as to which goals were achieved continued to be largely subjective in many cases, and the Board retained the ultimate discretion for determining whether and to what extent a particular goal had been met. The corporate goals for the year and their relative weights, included:

•	meeting specific targets for patient enrollment in the HyperAcute Pancreas Phase 3 clinical trial, which was given a weight of 50%;

•	meeting specific targets for initiating additional Phase 2 clinical trials, which was given a weight of 30%; and

•	achieving specified corporate financial performance goals with respect to annual expenses, which was given a weight of 20%.
Dr. Charles Link's individual performance goals and their respective weights for 2012 included the corporate goals pertaining to patient enrollment in the HyperAcute Pancreas Phase 3 clinical trial, which was given a weight of 40%, and initiating additional Phase 2 clinical trials, which was given a weight of 30%, as well as separate individual goals relating to modifications to the Company's loan agreements with a specified party, which was given a weight of 20%, and specific targets for presentations at relevant conferences, which was given a weight of 10%. Dr. Vahanian's individual performance goals for 2012 included the corporate goals pertaining to patient enrollment in the HyperAcute Pancreas Phase 3 clinical trial, which was given a weight of 40%, and initiating additional Phase 2 clinical trials, which was given a weight of 30%, and separate individual goals relating to specific achievements in the Company's manufacturing process for certain product candidates, progress toward additional regulatory designations for a specific product candidate and publication of a specific target number of scientific manuscripts on designated topics, each of which was given a weight of 10%. Mr. Gordon Link's individual performance goals for 2012 included individual goals with respect to the Company's financing activities, which was given a weight of 20%, target Company product sales in specified circumstances, which was given a weight of 20%, development of the Company's stockholder base, which was given a weight of 20%, and specific targets with respect to SEC reporting, which was given a weight of 40%. Mr. Lynn's individual performance goals for 2012 include progress towards strategic third-party partnerships, which was given a weight of 70%, participation in certain Company administration matters, which was given a weight of 10% and participation in designated corporate processes relating to marketing and corporate disclosure, which was given a weight of 20%. Dr. Ramsey's performance goals for 2012 included completion of validation assays for a specific product candidate, which was given a weight of 50%, completion of major requirements with respect to specified regulatory filings, which was given a weight of 20%, submission of a new investigational new drug application for a potential Company product candidate, which was given a weight of 20%, and accomplishment of specified actions with respect to the regulatory process for a potential Company product candidate, which was given a weight of 10%.
The Board determined that each of the 2012 corporate goals had been met or exceeded. The Compensation Committee determined that Dr. Charles Link and Dr. Vahanian had both met their individual 2012 performance goals. The Compensation Committee determined that Mr. Gordon Link and Dr. Ramsey achieved substantially all of their stated objectives, but did not fully satisfy their individual performance goals with respect to financing and the completion of validation assays for a specific product candidate and initiation of pre-clinical testing for a specific product candidate, respectively. Mr. Lynn resigned from the Company in August of 2012 and thus was not evaluated on his 2012 individual performance goals. Taking all corporate and personal achievements into consideration, the Compensation Committee, in its discretion, made bonus recommendations for each executive officer and the Board adopted those bonus recommendations in December 2012. The bonuses paid to Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link and Dr. Ramsey were equal to 55%, 45%, 30% and 27% of their 2012 base salaries, respectively.
In January 2013, the Board approved a supplemental bonus to the senior management team for their outstanding performance in 2012. The Company's 2012 executive bonus plan had not included a provision for rewarding above-plan performance with a bonus greater than 100% of the executives' target bonuses. On January 14, 2013, the Board approved a supplemental bonus to be paid to each member of the senior management team in recognition of above-plan performance relating to clinical trials and the Company's performance as a public company, which would amount to a 10% increase in the bonus previously awarded by the Board in December 2012. The following chart sets forth the bonuses previously approved by the Board in December 2012 and the supplemental bonuses approved by the Board in January 2013.

Named Executive Officer	2012 Earned Bonus Payout	2012 Supplemental Bonus
Dr. Charles J. Link, Jr.	$283,250.00	$28,325.00
Dr. Nicholas N. Vahanian	$180,000.00	$18,000.00
Gordon H. Link, Jr.	$83,400.00	$8,340.00
Dr. W. Jay Ramsey	$73,683.00	$7,368.30

For 2013, based upon recommendations of the Compensation Committee and the Radford Report, the Board established target bonus amounts for Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link and Dr. Ramsey equal to 55%, 45%, 35%, and 30% of their respective base salaries. The target bonus amounts were intended to result in target incentives between the 25th and 50th percentile for similarly positioned executives at comparable biotechnology companies. With respect to 2013, the Board has substantially completed its review of corporate and individual performance goals and is finalizing the weighting of such goals. The executives' bonus opportunity for 2013 will be a function of their respective target bonus amounts, the degree of attainment of corporate and individual goals and the weights assigned to such goals for each executive. The Board is also considering a mechanism for awarding above-target bonuses to recognize over-achievement of corporate and/or individual goals.

In addition to bonuses paid to executive officers by the Company, in 2010, BPS paid Dr. Charles Link and Dr. Vahanian discretionary performance based bonuses in aggregate amounts of $65,000 and $30,000, respectively, which were approved by the BPS board of directors. Of these amounts, $15,000 was paid to each executive in connection with BPS's securing a research and development contract with the U.S. Department of Defense relating to the study of á-Gal adjuvant technology for the biodefense field and the remainder was paid in connection with BPS's securing a licensing agreement with Her Majesty the Queen in Right of Canada relating to recombinant Vesicular Stomatitus Vaccine. These bonuses were approved after those contracts were awarded and were not a result of any pre-defined performance goals for BPS.

We have no policy regarding whether we will seek to recover or adjust cash bonus payments paid to our executive officers if the performance objectives that led to the determination of such payments are restated or found not to have been met to the extent that we originally believed.

Equity Compensation. Equity incentives represent the largest at-risk component of our executive compensation program. Our equity incentives are designed to align the interests of our executive officers with those of our stockholders by creating an incentive for our executive officers to maximize stockholder value and to remain employed with us despite a competitive labor market through the grant of time-vested stock options.
Initial option grants to our executive officers are generally set forth in an offer letter. These initial option grants are the product of negotiation with the executive, but we generally seek to establish equity ownership levels that we believe are commensurate with the equity stakes of executive officers with comparable qualifications, experience, responsibilities and performance at industry peers. In addition, as part of our annual compensation review process, we provide subsequent option grants to those executive officers determined to be performing well.
In March 2010, we granted Dr. Vahanian a stock option for 190,476 shares, Mr. Gordon Link a stock option for 4,761 shares and Dr. Ramsey a stock option for 51,428 shares, each at an exercise price of $3.07 per share. The option granted to Mr. Gordon Link was fully vested upon grant. The other options vested as to 25% on December 4, 2010 for Dr. Vahanian and March 3, 2011 for Dr. Ramsey, and as to the remainder in equal monthly increments over the following 36 months. These options expire on March 2, 2020. All of these grants were recommended to the Board by the Compensation Committee, which considered the advice of our independent compensation consultants regarding executive equity ownership. Our independent compensation consultants compared our executives' ownership positions with other similarly-situated biopharmaceutical companies and, in recommending these grants, the Compensation Committee considered the executives' roles and responsibilities within the company, and their ownership positions in relation to similarly-situated companies as defined by the Compensation Committee. The December 2009 grants to Dr. Link and Dr. Vahanian and March 2010 grant to Dr. Vahanian resulted in equity ownership percentages above the median of the companies in the group of companies analyzed by our compensation consultant. The Compensation Committee and Board approved these grants in recognition of the leadership of Dr. Link and Dr. Vahanian in achieving company goals and raising capital.
In April 2011, we granted stock options for our executive officers, reflecting the Compensation Committee's recommendations based on the “mid” tier from the April 2011 Radford report. These stock option grants were approved by the Board for Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link, Mr. Lynn and Dr. Ramsey in the amounts of 95,238 shares, 42,857 shares, 70,238 shares, 19,047 shares and 19,047 shares, respectively. These options vested as to 25% on the first anniversary of the date of grant and as to the remainder in equal monthly increments over the following 36 months. These stock option grants became effective upon pricing of the Company's proposed initial public offering of Common Stock registered under the Securities Act of 1933, and the exercise price of $7.00 was the same as the “price to public” in the initial public offering. These options will expire on April 13, 2021.
On January 19, 2012, we granted stock options for our executive officers based on the proposed equity grants set forth in the 2012 Radford report. These stock option grants were approved by the Board for Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link, Mr. Lynn and Dr. Ramsey in the amounts of 140,000 shares, 80,000 shares, 36,000 shares, 26,000 shares and 26,000 shares, respectively. These options vested as to 25% on the first anniversary of the date of grant and as to the remainder in equal monthly increments over the following 36 months. These stock option grants were priced at $6.87 per share, which was equal to the closing price of our stock on the day of grant. These options will expire on January 18, 2022. All of these grants were recommended to the Board by the Compensation Committee, which considered the recommendations presented by our independent compensation consultants in the 2012 Radford report. The recommendations from the Radford report were intended to result in annual equity compensation approximating the 50th percentile of similarly-situated executives at comparable companies as determined by the Radford report.

On January 14, 2013, we granted stock options for our executive officers based on the proposed equity grants set forth in the 2013 Radford report. These stock option grants were approved by the Board for Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link, and Dr. Ramsey in the amounts of 155,000 shares, 90,000 shares, 36,000 shares and 30,000 shares, respectively. Mr. Brian Wiley joined the Company as Vice President of Business Development on January 3, 2013 and was granted stock options in the amount of 204,000 in connection with his appointment. These options will vest as to 25% on the first anniversary of the date of grant and as to the remainder in equal monthly increments over the following 36 months. These stock option grants were priced at $11.79 per share, which was equal to the closing price of our stock on the day of grant. These options will expire on January 13, 2023. All of these grants were recommended to the Board by the Compensation Committee, which considered the recommendations presented by our independent compensation consultants in the 2013 Radford report. The recommendations from the Radford report were intended to result in annual equity compensation approximating the 50th percentile of similarly-situated executives at comparable companies as determined by the Radford report.
Severance and Change of Control Benefits. We enter into employment agreements with our executives in select cases, generally when it is necessary to secure the services of a newly hired executive. We entered into employment agreements with each of Dr. Charles Link, Dr. Vahanian, Mr. Gordon Link, Mr. Lynn and Dr. Ramsey, as well as certain other officers. These agreements provide for severance compensation to be paid if the officers are terminated under certain conditions, such as in connection with a change-in-control of the Company or a termination without cause by us, each as defined in the agreements. The severance compensation payable under the employment agreements are described in more detail beginning on page 53 of this proxy statement under the heading “Potential Payments Upon Termination or Change in Control.”
In our experience, post-termination protection for executive officers is common among our peer group, and the Compensation Committee believes that providing this protection is essential to our ability to attract and retain talented executives capable of providing the leadership, vision and execution necessary to achieve our business objectives. In addition, the employment agreements and the related post-termination compensation provisions are designed to meet the following objectives:

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Change in control: As part of our normal course of business, we engage in discussions with other pharmaceutical companies about possible collaborations, licensing and/or other ways in which the companies may work together to further our respective long-term objectives. In addition, many larger established pharmaceutical companies consider companies at similar stages of development to ours as potential acquisition targets. In certain scenarios, the potential for a merger or being acquired may be in the best interests of our stockholders. We provide post-termination compensation if an officer is terminated as a result of a change-in-control transaction to promote the ability of our officers to act in the best interests of our stockholders even though they could be terminated as a result of the transaction.

•
Termination Without Cause: In certain instances, if we terminate the employment of an officer “without cause” or the officer resigns for “good reason,” each as defined in the applicable agreement, we are obligated to pay the officers certain severance benefits under their employment agreements. We believe this is appropriate because the terminated officer is bound by confidentiality and non-competition provisions covering one year after termination and because we and the officer have a mutually agreed-to severance package that is in place prior to any termination event. This provides us with more flexibility to make a change in senior management if such a change is in our and our stockholders' best interest.

401(k) Plan. Our employees, including our executive officers, are eligible to participate in our 401(k) plan. Our 401(k) plan is intended to qualify as a tax qualified plan under Section 401 of the Code. Our 401(k) plan provides that each participant may contribute a portion of his or her pretax compensation, up to a statutory limit, which for most employees was $16,500 in 2010 and 2011 and $17,000 in 2012, with a larger “catch up” limit for older employees. Employee contributions are held and invested by the plan's trustee. We provide a contribution of 3% of each participant's salary (the "Safe Harbor Contribution"), with a possibility of additional discretionary contributions (the "Discretionary Contributions"). In December 2012, the Board approved Discretionary Contributions in amounts that, when added to Safe Harbor Contributions, amounted to 4.5% of total 2012 compensation for each member of the senior management team and 5% of total 2012 compensation for all other eligible employees.
Other Benefits and Perquisites. We pay a portion of the premiums for medical insurance, dental insurance, life insurance and accidental death and dismemberment insurance benefits to all full-time employees, including our executive officers. These benefits are available to all employees, subject to applicable laws. Our executive officers have not historically received perquisites valued in aggregate at more than $10,000 per year per person, with the exception of Dr. Charles Link, who received perquisites totaling $14,846 in 2010 and $13,875 in 2011. The Compensation Committee will evaluate perquisites annually as an element of overall compensation. From time to time, we have provided relocation expenses in connection with the relocation of executive officers to the geographic area of our corporate headquarters in Ames, Iowa. We intend to continue to provide relocation expenses in the future, as necessary, to obtain the services of qualified individuals.
Other Compensation. We intend to continue to maintain the current benefits for our executive officers, which are also available to all of our other employees; however, the Compensation Committee, in its discretion, may in the future revise, amend or add to the benefits of any executive officer if it deems it advisable.
Federal Tax Considerations Under Sections 162(m) and 409A
Section 162(m) of the Code limits our deduction for federal income tax purposes to not more than $1 million of compensation paid to specified executive officers in a calendar year. Compensation above $1 million may be deducted if it is performance-based compensation within the meaning of Section 162(m). The Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to our executive officers will be designed to qualify as performance-based compensation. To maintain flexibility in compensating our executive officers in a manner designed to promote our objectives, the Compensation Committee has not adopted a policy that requires all compensation to be deductible. However, the committee intends to evaluate the effects of the compensation limits of Section 162(m) on any compensation it proposes to grant, and the Compensation Committee intends to provide future compensation in a manner consistent with our best interests and those of our stockholders.
Section 409A of the Code addresses the tax treatment of nonqualified deferred compensation benefits and provides for significant taxes and penalties in the case of payment of nonqualified deferred compensation. We currently intend to structure our executive compensation programs to avoid triggering these taxes and penalties under Section 409A.
Accounting Considerations
Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) topic 718, we are required to estimate and record an expense for each award of equity compensation, including stock options, over the vesting period of the award. The Board has determined to retain for the foreseeable future our stock option program as the sole component of its long-term compensation program, and, therefore, to record this expense on an ongoing basis according to FASB ASC topic 718. The Compensation Committee may in the future consider the grant of restricted stock or other equity-based awards to our executive officers in lieu of stock option grants.
Compensation Policies and Practices as They Relate to Risk Management
The Company believes that risks arising from its compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.
The Compensation Committee reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

•
significant weighting towards long-term incentive compensation discourages short-term risk taking, including use of multi-year vesting for equity awards which comprise the majority of compensation awards;

•	goals are set to focus mainly on key events related to the overall success of the Company's product development rather than individual components;

•	vesting conditions imposed on option awards after performance targets are reached discourage short-term risk taking;

•	incentive awards are benchmarked to calculate reasonable overall compensation; and

•
as a biopharmaceutical business, the Company does not face the same level of risks associated with compensation for employees at financial services companies (traders and instruments with a high degree of risk).

Furthermore, as described above in “Compensation Discussion and Analysis,” compensation decisions include subjective considerations, which help to constrain the influence of formulae or objective factors on excessive risk taking.

Summary Compensation Table
The following table sets forth information regarding compensation earned during the years ended December 31, 2012, 2011 and 2010, by our principal executive officer, our principal financial officer and our three other most highly compensated executive officers serving as executive officers at December 31, 2012. We refer to these persons as our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus (1)($)	Option Awards(2)($)	Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)(4)		Total ($)
Charles J. Link, Jr., M.D.	2012	515,000	28,325	583,090	283,250		42,753	(5)	1,452,418
Chairman of the Board and	2011	485,000	—	400,977	242,500		44,785	(6)	1,173,262
Chief Executive and Scientific Officer	2010	440,682	—	—	285,341	(7)	643,609	(8)	1,369,632

Nicholas N. Vahanian, M.D.	2012	400,000	18,000	333,195	180,000		27,740		958,935
President and Chief Medical Officer	2011	343,600	—	180,439	137,440		20,381		681,860
	2010	312,322	—	640,463	139,313	(9)	78,571	(10)	1,170,669

Gordon H. Link, Jr.	2012	278,300	8,340	149,938	83,400		16,638		536,616
Chief Financial Officer	2011	263,800	—	295,720	55,398		14,569		629,487
	2010	239,794	—	14,204	59,949		23,345	(11)	337,292

Kenneth Lynn (12)	2012	145,387	—	108,288	—		11,996	(13)	265,671
Executive Vice President of	2011	255,500	—	80,195	53,655		14,564		403,914
Business Development	2010	243,338	—	—	68,135		13,190		324,663

W. Jay Ramsey, M.D., Ph.D.	2012	272,900	7,368	108,288	73,683		15,928		478,167
Quality Assurance Officer	2011	255,000	—	80,195	68,850		14,175		418,220
	2010	240,000	—	172,925	60,000		12,827		485,752

(1)
In January 2013, the Board approved a discretionary supplemental bonus to the senior management team for their outstanding performance in 2012. For additional information, see the Compensation Discussion and Analysis beginning on page 33 of this proxy statement.

(2)
The assumptions we used in valuing options are described under the caption “Stock Option Valuation” in note 2(l) to our financial statements included in our Annual Report on Form 10-K filed March 30, 2012. This column reflects compensation expense that would be recorded under FASB ASC topic 718 as stock-based compensation in our financial statements for the indicated year in connection with options we granted in the indicated year, disregarding the effects of any estimate of forfeitures related to service-based vesting, if we had adopted the modified-prospective transition method of FASB ASC topic 718.

(3)
The amounts shown in this column represent the cash bonuses earned by the named executive officers with respect to the fiscal year under the Company's performance-based cash bonus program. Amounts earned with respect to the fiscal year are generally paid in the first quarter of the following year. For additional information, see the Compensation Discussion and Analysis beginning on page 33 of this proxy statement.

(4)	Unless otherwise indicated, amounts in this column represent Company contributions under our 401(k) plan.

(5)
Amount includes: (i) a $37,196 contribution under the Company's 401(k) plan; and (ii) $5,557 in perquisites and personal benefits received by Dr. Charles Link that we reimbursed or paid on his behalf in 2012, including insurance and memberships.

(6)
Amount includes: (i) a $30,910 contribution under the Company's 401(k) plan; and (ii) $13,875 in perquisites and personal benefits received by Dr. Charles Link that we reimbursed or paid on his behalf in 2011, including insurance, memberships and certification, a medical license and communications services.

(7)	Amount includes the performance bonus discussed in footnote (2) and performance bonuses of $50,000 and $15,000 received by Dr. Charles Link from BPS.

(8)
Amount includes: (i) a $29,850 contribution under the Company's 401(k) plan; (ii) $14,846 in perquisites and personal benefits received by Dr. Charles Link that we reimbursed or paid on his behalf in 2010, including insurance, memberships, a medical license and various other Company provided benefits; (iii) $43,517 in loan and accrued interest forgiveness by BPS; and (iv) $555,396 in loan and accrued interest forgiveness by the Company and a tax gross-up, which was offset by increasing the exercise price of options to purchase 264,474 shares of common stock held by Dr. Link from $2.10 per share to $4.20 per share, as described in more detail in the footnotes to the table "Outstanding Equity Awards at December 31, 2012" on page 52 of this proxy statement.

(9)	Amount includes the performance bonus discussed in footnote (2) and two $15,000 bonuses received by Dr. Vahanian from BPS.

(10)
Amount includes: (i) a $19,600 contribution under the Company's 401(k) plan; (ii) $10,357 of loan interest forgiveness; (iii) $11,604 in loan and accrued interest forgiveness by BPS; and (iv) $37,010 in loan and accrued interest forgiveness by the Company and a tax gross-up, which was offset by increasing the exercise price of options to purchase 17,624 shares of common stock held by Dr. Vahanian from $2.10 per share to $4.20 per share, as described in more detail in the footnotes to the table "Outstanding Equity Awards at December 31, 2012" on page 52 of this proxy statement.

(11)
Amount includes (i) a $13,345 contribution under the Company's 401(k) plan, of which $5,995 is non-vested and subject to Mr. Link's continued service with the Company through 2011, and (ii) $10,000 in loan and accrued interest forgiveness by the Company.

(12)	On June 27, 2012, Mr. Lynn resigned as an officer of the Company and effective August 10, 2012, Mr. Lynn's employment with the Company was terminated.

(13)	Amount includes: (i) a $6,365 contribution under the Company's 401(k) plan; and (ii) $5,631 in accrued vacation that was paid out in connection with Mr. Lynn's termination.

2012 Grants of Plan-Based Awards

		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			All other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Fair Value of Option Award(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Charles J. Link, Jr., M.D.	3/23/2012	—	283,250	283,250
	1/14/2013	—	28,325	28,325
	1/19/2012				140,000	$6.87	$583,090
Nicholas N. Vahanian, M.D.	3/23/2012	—	180,000	180,000
	1/14/2013	—	18,000	18,000
	1/19/2012				80,000	$6.87	$333,195
Gordon H. Link, Jr.	3/23/2012	—	83,400	83,400
	1/14/2013	—	8,340	8,340
	1/19/2012				36,000	$6.87	$149,938
Kenneth Lynn	3/23/2012	—	—	—
	1/14/2013	—	—	—
	1/19/2012				26,000	$6.87	$108,288
W. Jay Ramsey, M.D., Ph.D.	3/23/2012	—	73,683	73,683
	1/14/2013	—	7,368	7,368
	1/19/2012				26,000	$6.87	$108,288

(1)
These columns show the possible target and maximum cash bonus payments to the named executive officers for the year ended December 31, 2012 under the Company's performance-based cash bonus program, which is described in more detail in the Compensation Discussion and Analysis beginning on page 33 of this proxy statement. The actual cash bonus awards earned by the named executive officers for the year ended December 31, 2012 are set forth in the Summary Compensation Table above under the column entitled “Non-Equity Incentive Plan Compensation,” and the amounts set forth in these columns do not represent additional compensation paid to or earned by the named executive officers for the year ended December 31, 2012.

(2)
This column shows the number of shares of common stock underlying stock options granted to the named executive officers during the year ended December 31, 2012 under the Company's 2009 Equity Incentive Plan. The stock options have a 10-year term and vest over a four-year period, with 25% of the options vesting on the first anniversary of the date of grant and the remaining 75% of the options vesting in equal monthly installments thereafter over the next three years, subject to the recipient's continued employment with the Company through such vesting dates.

(3)
This column shows the exercise price for the stock options granted to the named executive officers during the year ended December 31, 2012, which equals the fair value of the Company's common stock on the date of grant.

(4)
This column shows the full grant date fair value of the stock and option awards granted to the named executive officers during the year ended December 31, 2012, calculated under FASB ASC Topic 718. The full grant date fair value is the amount that the Company recognizes as stock-based compensation expense in its financial statements over the required service period of the award. For additional information, see note 2(l) to our financial statements included in our Annual Report on Form 10-K, filed March 30, 2012.

Employment Agreements
The Company has entered into employment agreements with each of the named executive officers. The material terms of the agreements for the named executive officers currently employed by the Company are summarized below.
Employment Agreement with Dr. Charles Link
On December 6, 2010, the Company entered into an employment agreement with Dr. Charles Link in connection with his employment as Chief Executive Officer. Pursuant to the employment agreement, Dr. Link earns an annual base salary, which is subject to annual review and adjustment by the Board. Currently, Dr. Link earns an annual base salary of $515,000. Dr. Link is also eligible to receive an annual performance bonus based on his achievement of certain milestones and performance objectives. Currently, Dr. Link's target bonus is set at 55% of his annual base salary.
The employment agreement with Dr. Link also provides that his employment with the Company is at-will and may be altered or terminated by either Dr. Link or the Company at any time. However, if the Company terminates Dr. Link's employment without just cause or if he resigns for good reason (other than in connection with a change-in-control of the Company), as long as Dr. Link executes a general release in favor of the Company, he will be entitled to receive certain payments and other benefits, which are described in more detail under the heading “Potential Payments Upon Termination or Change in Control” beginning on page 53 of this proxy statement.
The employment agreement with Dr. Link further provides that if the Company (or any surviving or acquiring corporation) terminates Dr. Link's employment without just cause or if he resigns for good reason within one month prior to or 13 months following the effective date of a change-in-control of the Company, as long as Dr. Link executes a general release in favor of the Company (or any surviving or acquiring corporation), he will be entitled to receive certain payments and other benefits, which are described in more detail under the heading “Potential Payments Upon Termination or Change in Control” beginning on page 53 of this proxy statement.
Employment Agreement with Dr. Nicholas Vahanian
On November 22, 2010, the Company entered into an employment agreement with Dr. Nicholas Vahanian in connection with his employment as President and Chief Medical Officer. Pursuant to the employment agreement, Dr. Vahanian earns an annual base salary, which is subject to annual review and adjustment by the Board. Currently, Dr. Vahanian earns an annual base salary of $400,000. Dr. Vahanian is also eligible to receive an annual performance bonus based on his achievement of certain milestones and performance objectives. Currently, Dr. Vahanian's target bonus is set at 45% of his annual base salary.
The employment agreement with Dr. Vahanian also provides that his employment with the Company is at-will and may be altered or terminated by either Dr. Vahanian or the Company at any time. However, if the Company terminates Dr. Vahanian's employment without just cause or if he resigns for good reason (other than in connection with a change-in-control of the Company), as long as Dr. Vahanian executes a general release in favor of the Company, he will be entitled to receive certain payments and other benefits, which are described in more detail under the heading “Potential Payments Upon Termination or Change in Control” beginning on page 53 of this proxy statement.
The employment agreement with Dr. Vahanian further provides that if the Company (or any surviving or acquiring corporation) terminates Dr. Vahanian's employment without just cause or if he resigns for good reason within one month prior to or 13 months following the effective date of a change-in-control of the Company, as long as Dr. Vahanian executes a general release in favor of the Company (or any surviving or acquiring corporation), he will be entitled to receive certain payments and other benefits, which are described in more detail under the heading “Potential Payments Upon Termination or Change in Control” beginning on page 53 of this proxy statement.

Employment Agreement with Mr. Gordon Link
On November 22, 2010, the Company entered into an employment agreement with Mr. Gordon Link in connection with his employment as Chief Financial Officer. Pursuant to the employment agreement, Mr. Link earns an annual base salary, which is subject to annual review and adjustment by the Board. Currently, Mr. Link earns an annual base salary of $278,300. Mr. Link is also eligible to receive an annual performance bonus based on his achievement of certain milestones and performance objectives. Currently, Mr. Link's target bonus is set at 35% of his annual base salary.
The employment agreement with Mr. Link also provides that his employment with the Company is at-will and may be altered or terminated by either Mr. Link or the Company at any time. However, if the Company terminates Mr. Link's employment without just cause or if he resigns for good reason (other than in connection with a change-in-control of the Company), as long as Mr. Link executes a general release in favor of the Company, he will be entitled to receive certain payments and other benefits, which are described in more detail under the heading “Potential Payments Upon Termination or Change in Control” beginning on page 53 of this proxy statement.
The employment agreement with Mr. Link further provides that if the Company (or any surviving or acquiring corporation) terminates Mr. Link's employment without just cause or if he resigns for good reason within one month prior to or 13 months following the effective date of a change-in-control of the Company, as long as Mr. Link executes a general release in favor of the Company (or any surviving or acquiring corporation), he will be entitled to receive certain payments and other benefits, which are described in more detail under the heading “Potential Payments Upon Termination or Change in Control” beginning on page 53 of this proxy statement.
Employment Agreement with Dr. W. Jay Ramsey
On November 22, 2010, the Company entered into an employment agreement with Dr. W. Jay Ramsey in connection with his employment as Quality Assurance and Quality Control Officer. Pursuant to the employment agreement, Dr. Ramsey earns an annual base salary, which is subject to annual review and adjustment by the Board. Currently, Dr. Ramsey earns an annual base salary of $272,900. Dr. Ramsey is also eligible to receive an annual performance bonus based on his achievement of certain milestones and performance objectives. Currently, Dr. Ramsey's target bonus is set at 30% of his annual base salary.
The employment agreement with Dr. Ramsey also provides that his employment with the Company is at-will and may be altered or terminated by either Dr. Ramsey or the Company at any time. However, if the Company terminates Dr. Ramsey's employment without just cause or if he resigns for good reason (other than in connection with a change-in-control of the Company), as long as Dr. Ramsey executes a general release in favor of the Company, he will be entitled to receive certain payments and other benefits, which are described in more detail under the heading “Potential Payments Upon Termination or Change in Control” beginning on page 53 of this proxy statement.
The employment agreement with Dr. Ramsey further provides that if the Company (or any surviving or acquiring corporation) terminates Dr. Ramsey's employment without just cause or if he resigns for good reason within one month prior to or 13 months following the effective date of a change-in-control of the Company, as long as Dr. Ramsey executes a general release in favor of the Company (or any surviving or acquiring corporation), he will be entitled to receive certain payments and other benefits, which are described in more detail under the heading “Potential Payments Upon Termination or Change in Control” beginning on page 53 of this proxy statement.

Option Exercises in 2012

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Nicholas Vahanian	17,623	$145,566
	10,392	$107,661
	2,380	$24,657

Gordon Link	6,000	$82,320
	3,500	$50,085
	5,500	$70,510
	1,000	$11,840
	1,000	$9,980

Kenneth Lynn	5,555	$44,329
	100,000	$1,288,000
	2,949	$41,817
	128	$1,571
	397	$2,410

Outstanding Equity Awards at December 31, 2012
The following table provides information about outstanding stock options held by each of our named executive officers at December 31, 2012. All of these options were granted under our 2000 Equity Incentive Plan or our 2009 Equity Incentive Plan. Our named executive officers did not hold any restricted stock or other stock awards at the end of 2012.

	Number of Shares Underlying Unexercised Options(1)			Option Vesting Commencement Date	Option Exercise Price	Option Expiration Date

	(#) Exercisable		(#) Unexercisable (2)

Charles J. Link, Jr., M.D.	468,037	(4) (6)	—	6/1/2007	$2.10	5/12/2019
	264,474	(4) (6)	—	6/1/2007	$4.20	5/12/2019
	321,428	(3)	107,143	12/4/2009	$2.97	12/3/2019
	2,008	(4) (8)	556	1/1/2009	$0.80	1/20/2019
	39682	(3)	55,556	4/14/2011	$7.00	4/13/2021
	—	(3)	140,000	1/19/2012	$6.87	1/18/2022

Nicholas N. Vahanian, M.D.	25,322	(3)	—	10/18/2002	$2.10	7/15/2018
	278,367	(4) (7)	35,306	6/1/2007	$2.10	5/12/2019
	285,714	(3)	95,238	12/4/2009	$2.97	12/3/2019
	142,857	(3)	47,619	12/4/2009	$3.07	3/2/2020
	2,008	(4) (8)	556	1/1/2009	$0.80	1/20/2019
	17,857	(3)	25,000	4/14/2011	$7.00	4/13/2021
	—	(3)	80,000	1/19/2012	$6.87	1/18/2022

Gordon H. Link, Jr.	81,739	(3)	—	8/4/2008	$2.10	8/5/2018
	4,761	(5)	—	3/3/2010	$3.07	3/2/2020
	346	(3) (8)	—	8/1/2008	$0.80	9/11/2018
	29,265	(3)	40,973	4/14/2011	$7.00	4/13/2021
	—	(3)	36,000	1/19/2012	$6.87	1/18/2022

Kenneth Lynn	—	(9)	—

W. Jay Ramsey, M.D., Ph.D.	19,047	(4)	—	6/29/2007	$2.10	6/28/2017
	2,380	(3)	—	10/18/2002	$2.10	7/15/2018
	2,380	(3)	—	9/1/2004	$2.10	7/15/2018
	952	(4)	—	4/4/2005	$2.10	7/15/2018
	35,357	(3)	16,071	3/3/2010	$3.07	3/2/2020
	7936	(3)	11,111	4/14/2011	$7.00	4/13/2021
	—	(3)	26,000	1/19/2012	$6.87	1/18/2022

(1)	Unless otherwise indicated, these options have a 10-year term.

(2)	This column shows options that were unvested as of December 31, 2012.

(3)
These options vest over a four-year period, with 25% of the options vesting on the first anniversary of the vesting commencement date and the remaining 75% of the options vesting in equal monthly installments thereafter over the next three years, subject to the recipient's continued employment with the Company through such vesting dates.

(4)
These options vest over a five-year period, with 20% of the options vesting on the first anniversary of the vesting commencement date and the remaining 80% of the options vesting in equal monthly installments thereafter over the next four years, subject to the recipient's continued employment with the Company through such vesting dates.

(5)	These options and were fully vested as of the date of grant.

(6)
Dr. Charles Link was granted a total option of 732,511 shares at $2.10 per share, which was amended on July 1, 2010 and split into separate grants of 468,037 with a price of $2.10 and 264,474 with a price of $4.20.

(7)
Dr. Nicholas Vahanian was granted a total option of 331,296 shares at $2.10 per share, which was amended on July 1, 2010 and split into separate grants of 313,673 with a price of $2.10 and 17,624 with a price of $4.20.

(8)	This number represents outstanding stock options to purchase stock in the Company that were issued on January 7, 2011 in exchange for options to purchase stock in our subsidiary, BPS.

(9)
On June 27, 2012, Mr. Lynn resigned as an officer of the Company and effective August 10, 2012, Mr. Lynn's employment with the Company was terminated. At December 31, 2012, Mr. Lynn did not have any outstanding stock options.

Potential Payments Upon Termination or Change in Control
Under the terms of employment agreements with our named executive officers, if the Company terminates a named executive officer's employment for “cause” or a named executive officer resigns without “good reason,” such named executive officer is entitled to the following: (i) any salary earned but unpaid prior to termination, (ii) any benefits accrued prior to termination, (iii) all accrued but unused vacation and (iv) any business expenses that were incurred but not reimbursed as of the date of termination (collectively, the “Accrued Obligations”). Following such termination, vesting of such named executive officer's then outstanding stock options shall cease on the date of such termination.
Under the terms of employment agreements with the named executive officers, if the Company terminates a named executive officer's employment without just cause or a named executive officer resigns with good reason (other than in connection with a change in control of the Company), and in each case such named executive officer signs a general release and written acknowledgment of his continuing obligations under his confidentiality and inventions assignment agreement with the Company, such named executive officer is entitled to the following: (i) payment of the Accrued Obligations; (ii) depending on the named executive officer and as described in the tables below, the equivalent of 24, 12 or 6 months of such named executive officer's base salary as in effect immediately prior to the termination date, payable on the same basis and at the same time as previously paid and subject to employment tax withholdings and deductions; and (iii) depending on the named executive officer and as described in the tables below, payment of such named executive officer's COBRA premiums for 24, 12 or 6 months to be paid in order for such named executive officer to maintain medical insurance coverage that is substantially equivalent to that which such named executive officer received immediately prior to the termination payment of premiums for his group health insurance. In the event that such named executive officer breaches his confidentiality, non-compete or non-solicitation obligations under his confidentiality and inventions assignment agreement with the Company, the payments described above, except for the Accrued Obligations, shall cease, and the Company shall have no further obligations to such named executive officer with respect thereto. The Company's obligation to pay such named executive officer's COBRA premiums ceases upon such named executive officer's eligibility for comparable coverage provided by a new employer.

Under the terms of the employment agreements with the named executive officers, if the Company (or any surviving or acquiring corporation) terminates a named executive officer's employment without cause or a named executive officer resigns with good reason within one month prior to or 13 months following the effective date of a change in control of the Company (either constituting a “Change of Control Termination”), and in each case such named executive officer signs a general release and written acknowledgment of his continuing obligations under his confidentiality and inventions assignment agreement with the Company, such named executive officer is entitled to the following: (i) payment of the Accrued Obligations; (ii) depending on the named executive officer and as described in the tables below, the equivalent of 24, 12 or 6 months of such named executive officer's base salary as in effect immediately prior to the termination date, payable on the same basis and at the same time as previously paid and subject to employment tax withholdings and deductions; (iii) depending on the named executive officer and as described in the tables below, payment of such named executive officer's COBRA premiums for 24, 12 or 6 months to be paid in order for such named executive officer to maintain medical insurance coverage that is substantially equivalent to that which such named executive officer received immediately prior to the termination payment of premiums for his group health insurance; and (iv) the Company will vest 100% of the shares subject to such named executive officer's options and such vesting shall occur upon the occurrence of the change of control in the case of a Change of Control Termination occurring prior to the change in control or upon termination in the case of a Change of Control Termination occurring after the change of control. If a named executive officer breaches his confidentiality, non-compete or non-solicitation obligations under his confidentiality and inventions assignment agreement with the Company, the payments described above, except for the Accrued Obligations, shall cease, and the Company shall have no further obligations to such named executive officer with respect thereto. The Company's obligation to pay such named executive officer's COBRA premiums ceases upon such named executive officer's eligibility for comparable coverage provided by a new employer.
Effective August 10, 2012, Mr. Lynn terminated his employment with the Company. The Company paid Mr. Lynn $5,631 in accrued vacation in connection with his termination.
The following tables reflect the estimated potential payments that would be payable to each named executive officer, other than Mr. Lynn, upon a termination or change-in-control of the Company under the terms of his employment agreement. The amounts shown below reflect only the additional payments or benefits that each named executive officer would have received upon the occurrence of the respective triggering events listed below; they do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that would have vested, absent the triggering event. For purposes of calculating the potential payments set forth in the tables below, we have assumed that (i) the date of termination was December 31, 2012 and (ii) the stock price was $12.50.

Charles J. Link, Jr., M.D.	Termination For Just Cause or Resignation Without Good Reason		Termination Without Just Cause or Resignation With Good Reason		Termination Without Just Cause or Resignation With Good Reason (in connection with a Change in Control)
Cash Payments
Cash Severance	—		$1,030,000	(1)	$1,030,000	(1)
Long-Term Incentives
Stock Options (Unvested and Accelerated)	—		—		$2,121,336	(2)
Benefits and Perquisites
Accrued Obligations	$101,015	(3)	$101,015	(3)	$101,015	(3)
Benefits Continuation	—		$23,912	(4)	$23,912	(4)

Total Payments Upon Termination	$101,015		$1,154,928		$3,276,264

(1)	Amount represents 24 months of his base salary then in effect.

(2)
Amount represents the in-the-money value of unvested stock options as of December 31, 2012, using the value of the Company's common stock on December 31, 2012 based on the value of the Company's common stock used for purposes of calculating compensation expense under FASB ASC topic 718. The number of shares underlying such stock options and the exercise price thereof are reflected in the columns entitled “Number of Shares Underlying Unexercised Options-Unexercisable” and “Option Exercise Price,” respectively, in the “Outstanding Equity Awards at December 31, 2012” table set forth on page 52 of this proxy statement.

(3)	Amount represents $101,015 in accrued vacation.

(4)	Amount represents 24 months of COBRA premiums.

Nicholas N. Vahanian, M.D.	Termination For Just Cause or Resignation Without Good Reason		Termination Without Just Cause or Resignation With Good Reason		Termination Without Just Cause or Resignation With Good Reason (in connection with a Change in Control)
Cash Payments
Cash Severance	—		$400,000	(1)	$400,000	(1)
Long-Term Incentives
Stock Options (Unvested and Accelerated)	—		—		$2,318,253	(2)
Benefits and Perquisites
Accrued Obligations	$67,723	(3)	$67,723	(3)	$67,723	(3)
Benefits Continuation	—		$11,956	(4)	$11,956	(4)

Total Payments Upon Termination	$67,723		$479,679		$2,797,932

(1)	Amount represents 12 months of his base salary then in effect.

(2)
Amount represents the in-the-money value of unvested stock options as of December 31, 2012, using the value of the Company's common stock on December 31, 2012 based on the value of the Company's common stock used for purposes of calculating compensation expense under FASB ASC topic 718. The number of shares underlying such stock options and the exercise price thereof are reflected in the columns entitled “Number of Shares Underlying Unexercised Options-Unexercisable” and “Option Exercise Price,” respectively, in the “Outstanding Equity Awards at December 31, 2012” table set forth on page 52 of this proxy statement.

(3)	Amount represents $67,723 in accrued vacation.

(4)	Amount represents 12 months of COBRA premiums.

Gordon H. Link, Jr.	Termination For Just Cause or Resignation Without Good Reason		Termination Without Just Cause or Resignation With Good Reason		Termination Without Just Cause or Resignation With Good Reason (in connection with a Change in Control)
Cash Payments
Cash Severance	—		$139,150	(1)	$139,150	(1)
Long-Term Incentives
Stock Options (Unvested and Accelerated)	—		—		$428,032	(2)
Benefits and Perquisites
Accrued Obligations	$43,906	(3)	$43,906	(3)	$43,906	(3)
Benefits Continuation	—		$5,978	(4)	$5,978	(4)

Total Payments Upon Termination	$43,906		$189,034		$617,065

(1)	Amount represents six months of his base salary then in effect.

(2)
Amount represents the in-the-money value of unvested NewLink stock options as of December 31, 2012, using the value of the Company's common stock on December 31, 2012 based on the value of our common stock used for purposes of calculating compensation expense under FASB ASC topic 718. The number of shares underlying such stock options and the exercise price thereof are reflected in the columns entitled “Number of Shares Underlying Unexercised Options-Unexercisable” and “Option Exercise Price,” respectively, in the “Outstanding Equity Awards at December 31, 2012” table set forth on page 52 of this proxy statement.

(3)	Amount represents $43,906 in accrued vacation.

(4)	Amount represents six months of COBRA premiums.

W. Jay Ramsey, M.D., Ph.D.	Termination For Just Cause or Resignation Without Good Reason		Termination Without Just Cause or Resignation With Good Reason		Termination Without Just Cause or Resignation With Good Reason (in connection with a Change in Control)
Cash Payments
Cash Severance	—		$136,450	(1)	$136,450	(1)
Long-Term Incentives
Stock Options (Unvested and Accelerated)	—		—		$359,040	(2)
Benefits and Perquisites
Accrued Obligations	$21,021	(3)	$21,021	(3)	$21,021	(3)
Benefits Continuation	—		$3,537	(4)	$3,537	(4)

Total Payments Upon Termination	$21,021		$161,007		$520,047

(1)	Amount represents six months of his base salary then in effect.

(2)
Amount represents the in-the-money value of unvested NewLink stock options as of December 31, 2012, using the value of the Company's common stock on December 31, 2012 based on the value of our common stock used for purposes of calculating compensation expense under FASB ASC topic 718. The number of shares underlying such stock options and the exercise price thereof are reflected in the columns entitled “Number of Shares Underlying Unexercised Options-Unexercisable” and “Option Exercise Price,” respectively, in the “Outstanding Equity Awards at December 31, 2012” table set forth on page 52 of this proxy statement.

(3)	Amount represents $21,021 in accrued vacation.

(4)	Amount represents six months of COBRA premiums.

Option Acceleration Under Equity Incentive Plans
Under our 2009 Equity Incentive Plan, the vesting of stock options granted to our employees and officers may be accelerated in connection with specified corporate transactions and change in control transactions.
Under the terms of the employment agreements with the named executive officers, if the Company (or any surviving or acquiring corporation) terminates a named executive officer's employment without just cause or a named executive officer resigns with good reason within one month prior to or 13 months following the effective date of a change in control of the Company, the Company will vest 100% of the shares subject to such named executive officer's options.

In addition, under our 2010 Non-Employee Directors' Stock Award Plan, in the event of a change in control of the Company, the Company will vest 100% of the shares subject to each Director's options.
Other than as set forth above, none of our other option grants provide for acceleration of vesting of any options in connection with such a transaction, unless the acquirer does not assume outstanding option grants.
Confidential Information and Inventions Agreement
Each of our named executive officers has entered into a form agreement with respect to confidential information and inventions. Among other things, this agreement obligates each named executive officer to refrain from disclosing any of our confidential information received during the course of employment and, with some exceptions, to assign to us any inventions conceived or developed during the course of employment.
Non-Employee Director Compensation
The following table shows certain information with respect to the compensation of all non-employee directors of the Company for the fiscal year ended December 31, 2012.

2012 Director Compensation

Name	Cash Compensation (1)	Option Awards ($) (2)		Total ($)
Thomas A. Raffin, M.D.	$86,500	$150,392	(3)	$236,892
Lota Zoth	$17,500	$192,188	(4)	$209,688
Ernest J. Talarico, III	$71,000	$100,250	(5)	$171,250
Joseph Saluri	$62,500	$100,250	(6)	$162,750
Paul Edick	$63,500	$80,203	(7)	$143,703
David J. Lundquist	$70,000	—	(8)	$70,000
Sarah Alexander M.D., F.A.C.P.	$55,000	—	(9)	$55,000

(1)
Cash compensation paid quarterly based on $50,000 for all Non-Employee Directors with additional cash compensation of $15,000 for Lead Independent Director, $20,000, $14,000 and $7,500 for the Chairs of the Audit, Compensation and Nominating and Corporate Governance Committees', respectively; and $13,500, $7,500 and $5,000 for members of Audit, Compensation and Nominating and Corporate Governance Committees', respectively.

(2)
The amounts shown in this column represent the aggregate full grant date fair value calculated in accordance with FASB ASC Topic 718 for stock awards granted during the fiscal year to the non-employee directors. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions used to calculate these amounts, see note 2(l) to our financial statements included in our Annual Report on Form 10-K, filed March 30, 2012.

(3)	Grant date fair value of 17,855 options granted in 2012: $150,392. Total number of shares subject to stock options outstanding as of December 31, 2012: 133,786

(4)	Grant date fair value of 22,617 options granted in 2012: $192,188. Total number of shares subject to stock options outstanding as of December 31, 2012: 22,617 shares.

(5)	Grant date fair value of 11,902 options granted in 2012: $100,250. Total number of shares subject to stock options outstanding as of December 31, 2012: 133,142 shares.

(6)	Grant date fair value of 11,902 options granted in 2012: $100,250. Total number of shares subject to stock options outstanding as of December 31, 2012: 45,232 shares.

(7)	Grant date fair value of 9,522 options granted in 2012: $80,203. Total number of shares subject to stock options outstanding as of December 31, 2012: 23,807 shares.

(8)
Mr. Lundquist stepped down from the Board effective at the annual meeting held on November 2, 2012 and thus did not receive a 2012 stock option grant. Total number of shares subject to stock options outstanding as of December 31, 2012: 0

(9)
Dr. Alexander stepped down from the Board effective at the annual meeting held on November 2, 2012 and thus did not receive a 2012 stock option grant. Total number of shares subject to stock options outstanding as of December 31, 2012: 14,441.

The Company's Non-Employee Directors Stock Award Plan, or Directors' Plan, became effective upon closing of the Company's initial public offering. Under the Directors' Plan, for service on the Board, each non-employee director receives an initial option grant of 20,000 shares of the Company's common stock, of which 33% vests on the first anniversary of the director's election or appointment and the remainder vests on a monthly basis over the subsequent two years. Additionally, each non-employee director receives, during the term of his or her service on the Board, an annual option grant of 12,000 shares. 100% of the shares subject to the annual grants will vest on the earlier of (i) the first anniversary of the date of grant and (ii) the date of the first annual meeting following the date of grant, in each case subject to continued service with the Company.

Commencing in 2012, the Company paid annual cash retainers to directors (other than executive officers) at the amounts set forth in the following table. In 2012, the Compensation Committee and the Board retained Radford to provide recommendations with respect to the cash retainers for Board and Committee service. In light of the increased scrutiny on executive compensation and the increased regulations related to Dodd-Frank, and in anticipation of the increased workload over the upcoming few years, Radford recommended increases in the cash retainer of the Compensation Committee and Nominating and Corporate Governance Committee. The Board has accepted these increases which became effective January 1, 2013 as presented in the following table:

	2012	2013
All Directors (other than executive officers)	$50,000	$50,000
Lead Independent Director	$15,000	$15,000
Audit Committee Chair	$20,000	$20,000
Other Audit Committee Members	$13,500	$13,500
Compensation Committee Chair	$14,000	$17,500
Other Compensation Committee Members	$7,500	$11,500
Nominating and Corporate Governance Committee Chair	$7,500	$10,000
Other Nominating and Corporate Governance Committee Members	$5,000	$7,500

Payments for service as lead director, committee chair or committee member are in addition to payment for service as a director. Payments are made quarterly on the first day of the quarter.
We have reimbursed and will continue to reimburse our non-employee directors for their reasonable expenses incurred in attending meetings of the Board and committees of the Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

We have not been a party since January 1, 2012 to any transactions, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or to our knowledge, beneficial owners of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements, which are described in more detail in the Compensation Discussion and Analysis beginning on page 33 of this proxy statement.

Policies and Procedures for Related Person Transactions

The Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to the Audit Committee of the Board. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

•	the related person's interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unaffiliated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent, with our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, the Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•
interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction or (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual consolidated gross revenues of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of our certificate of incorporation or by-laws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

Limitation of Liability and Indemnification

Our amended and restated bylaws require us to indemnify our directors to the fullest extent not prohibited by law and permit us to indemnify our officers, employees and other agents as set forth under Delaware law. We will indemnify any such person in connection with a proceeding initiated by such person only if such indemnification is expressly required by law, the proceeding was authorized by the Board, the indemnification is provided by us, in our sole discretion, pursuant to the Delaware General Corporation Law or other applicable law or is otherwise expressly required by our amended and restated bylaws. Section 145 of the Delaware General Corporation Law permits indemnification of officers, directors and other agents under specified circumstances and subject to specified limitations. Delaware law also permits a corporation not to hold its directors personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for:

•	breach of their duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions; and

•	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

Our amended and restated bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity. We have obtained directors' and officers' liability insurance to cover certain liabilities described above.

We have entered into indemnity agreements with each of our directors that require us to indemnify such persons against any and all expenses, including attorneys' fees, witness fees, judgments, fines, settlements and other amounts incurred, including expenses of a derivative action, in connection with any action, suit or proceeding or alternative dispute resolution mechanism, inquiry hearing or investigation, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, an officer or an employee of our company, provided that such person's conduct did not constitute a breach of his or her duty of loyalty to us or our stockholders, and was not an act or omission not in good faith or which involved intentional misconduct or a knowing violation of laws. The indemnity agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors of our company.

At present, there is no pending litigation or proceeding involving a director or officer of our company for which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted by directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are NewLink Genetics Corporation stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or NewLink Genetics Corporation. Direct your written request to Corporate Secretary, NewLink Genetics Corporation, 2503 South Loop Drive, Ames, IA 50010 or contact Corporate Secretary at 515-598-2925. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
/s/ Gordon H. Link, Jr.
Gordon H. Link, Jr.
Secretary
[          ], 2013
A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2012 is available without charge upon written request to: Corporate Secretary, NewLink Genetics Corporation, 2503 South Loop Drive, Suite 5100, Ames, IA 50010.

NewLink Genetics Corporation

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 9, 2013.
Vote by Internet
•Go to www.envisionreports.com/NLNK
•Or scan the QR code with your smartphone
•Follow the steps outlined on the secure website
Vote by telephone
•Call toll free 1-800-652-VOTE (8683) within the USA, UA territories & Canada on a touch tone telephone
•Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals - The Board of Directors recommends that you vote “FOR” proposals 1 through 6.
1.	Nominees:	For	Withhold						For	Withhold
	01 - Joseph Saluri	☐	☐					02 - Paul Edick	☐	☐
To elect the nominees for director,Joseph Saluri and Paul Edick, nominated by the Company's Board of Directors, to serve until the 2016 Annual Meeting of Stockholders.

				For	Against	Abstain			For	Against	Abstain
2.	To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock available for issuance to 75,000,000.			☐	☐	☐	3.	To approve an amendment to the 2010 Non-Employee Directors' Stock Award Plan ("NEDSAP") increasing the share reserve.	☐	☐	☐

4.	To approve an amendment to the 2010 Employee Stock Purchase Plan ("ESPP") increasing the share reserve.			☐	☐	☐	5.	To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in this proxy statement.	☐	☐	☐

6.	To ratify the selection by the Audit Committee of the Board of Directors of KPMG, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013.			☐	☐	☐

B	Non-Voting Items
Change of Address - Please print new address below.

C	Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

PLEASE SIGN BELOW exactly as name(s) appear at left and PRINT YOUR NAME BENEATH YOUR SIGNATURE. Indicate, where proper, official position or representative capacity. For stock held in joint tenancy, each joint tenant should sign.

	Date (mm/dd/yyyy) - Please print date below.				Signature 1 - Please keep signature within the box.				Signature 2 - Please keep signature within the box.

1UPX

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy -- NewLink Genetics Corporation

Notice of 2013 Annual Meeting of Shareholders
Proxy Solicited by Board of Directors for Annual Meeting - May 9, 2013
The undersigned hereby appoints Gordon H. Link, Jr. and Carl Langren, or either of them acting alone, with the full power of substitution, as proxies to represent and vote, as designated below, all shares of capital stock of NewLink Genetics Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of NewLink Genetics, 2503 South Loop Drive, Suite 5100, Ames, IA 50010, on May 9, 2013, at 4:00 p.m local time, and at all adjournments thereof. The undersigned hereby revokes all proxies previously granted with respect to such meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.
The Board of Directors recommends that you vote “FOR” proposals 1 through 6.
(Items to be voted appear on reverse side.)

APPENDIX A
NEWLINK GENETICS CORPORATION
2010 NON-EMPLOYEE DIRECTORS’ STOCK AWARD PLAN
ADOPTED BY THE BOARD OF DIRECTORS: OCTOBER 29, 2010
APPROVED BY THE STOCKHOLDERS: JANUARY 7, 2011
AMENDED BY THE BOARD OF DIRECTORS: JULY 1, 2011
AMENDED BY THE BOARD OF DIRECTORS: JANUARY 14, 2013
AMENDED BY THE BOARD OF DIRECTORS: FEBRUARY 22, 2013

1.	GENERAL.
(a)Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Non-Employee Directors of the Company.
(b)Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Nonstatutory Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, and (v) Other Stock Awards.
(c)Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate by giving them an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.
2.ADMINISTRATION.
(a)    Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)    Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)With respect to Stock Awards issued pursuant to Sections 5(a) and 5(b), to determine the provisions of each Stock Award to the extent not specified in the Plan.
(ii)With respect to Stock Awards issued pursuant to Section 5(d), to determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how each Stock Award shall be granted; (C) what type or combination of types of Stock Awards shall be granted; (D) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

(iii)To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Stock Award fully effective.
(iv)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 10(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Stock Awards available for issuance under the Plan. Except as provided above, rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(v)To effect, at any time and from time to time, with the consent of any adversely affected Participant, (A) the reduction of the exercise price (or strike price) of any outstanding Option or SAR under the Plan; (B) the cancellation of any outstanding Option or SAR under the Plan and the grant in substitution therefor of (1) a new Option or SAR under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (2) a Restricted Stock Award, (3) a Restricted Stock Unit Award, (4) an Other Stock Award, (5) cash and/or (6) other valuable consideration (as determined by the Board, in its sole discretion); or (C) any other action that is treated as a repricing under generally accepted accounting principles.
(vi)To amend the Plan or a Stock Award as provided in Section 11.
(vii)To terminate or suspend the Plan as provided in Section 12.
(viii)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.
(c)    Delegation to Committee.
(i)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)    Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.
(d)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
3.SHARES SUBJECT TO THE PLAN.
(a)    Share Reserve. Subject to Section 10(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock of the Company that may be issued pursuant to Stock Awards after the Effective Date shall not exceedfour hundred thousand (400,000) shares. For clarity, the limitation in this Section 3(a) is a limitation in the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 8(a). Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, NASDAQ Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable stock exchange rules, and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares Common Stock that may be available for issuance under the Plan.
(b)    Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited shall revert to and again become available for issuance under the Plan. Any shares reacquired, withheld or not issued by the Company pursuant to Section 9(e) or as consideration for the exercise of a Stock Award shall again become available for issuance under the Plan. For the avoidance of doubt, if an appreciation distribution in respect of a Stock Appreciation Right is paid in shares of Common Stock, the number of shares subject to the Stock Award that are not delivered to the Participant shall remain available for subsequent issuance under the Plan.
(c)    Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.ELIGIBILITY.
The Initial and Annual Grants as set forth in Sections 5(a) and 5(b) automatically shall be granted under the Plan to all Non-Employee Directors who meet the specified criteria. Stock Awards may also be granted to Non-Employee Directors as discretionary grants as set forth in Section 5(d).
5.NON-DISCRETIONARY AND DISCRETIONARY GRANTS.
(a)    Initial Grants. Prior to January 14, 2013, without any further action of the Board, each person who after the IPO Date was elected or appointed for the first time to be a Non-Employee Director automatically was granted an Option to purchase 11,904 shares of Common Stock on the date of his or her initial election or appointment to be a Non‑Employee Director on the terms and conditions set forth herein.
Beginning on January 14, 2013, without any further action of the Board, each person who is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non‑Employee Director, be granted an Option to purchase 20,000 shares of Common Stock on the terms and conditions set forth herein.
(b)    Annual Grants. Prior to January 14, 2013, without any further action of the Board, on the date of each Annual Meeting, commencing with the first Annual Meeting following the IPO Date, each person who was then a Non-Employee Director automatically was granted an Option to purchase, on the terms and conditions set forth herein:
(i)    7,142 shares of Common Stock; plus
(ii)    3,571 shares of Common Stock for Non-Employee Directors who were serving as the chair of the Audit, Compensation or Nominating and Corporate Governance Committee, or as Lead Independent Director on the date of grant; plus
(iii)    2,380 shares of Common Stock for Non-Employee Directors who were serving (but not as the chair) on the Audit, Compensation or Nominating and Corporate Governance Committee on the date of grant.
Beginning on January 14, 2013, without any further action of the Board: (x) on the date of each Annual Meeting, commencing with the Annual Meeting held in 2013, each person who is a Non-Employee Director immediately after such meeting of shareholders automatically shall be granted an Option to purchase 12,000 shares of common stock on the terms and conditions set forth herein, and (y) any person elected as or appointed to become a Non-Employee Director at a time other than at the Annual Meeting, upon the date of such election or appointment, will be granted an Option to purchase a number of shares determined by multiplying 12,000 by a fraction, the numerator of which will be the number of days between the date of such election and the date which is the first anniversary of the date of the last preceding Annual Meeting, and the denominator of which will be 365.
(c)    Determination of Initial and Annual Grants. The Board may, at any time, provide for Initial and Annual Grants covering a number of shares of Common Stock different than those numbers designated in Sections 5(a) and 5(b), respectively, and may provide that some or all of such grants may instead be in any of the forms of Stock Awards described in Section 7. If the Board does not make such a determination, all Initial and Annual Grants shall be for the number of shares of Common Stock designated in Section 5(a) and 5(b), respectively and in the form of Options described in Section 6.
(d)    Discretionary Grants. In addition to non-discretionary grants pursuant to Sections 5(a) and 5(b), the Board, in its sole discretion, may grant Stock Awards to one or more Non-Employee Directors in such numbers and subject to such other provisions as it shall determine. The numbers and other provisions of such Stock Awards need not be identical.
6.PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option or SAR shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option or SAR shall include (through incorporation of provisions hereof by reference in the applicable Stock Award Agreement or otherwise) the substance of each of the following provisions:
(a)    Term. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Award Agreement.
(b)    Exercise Price. The exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted
(c)    Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law, by any combination of the following methods of payment:
(i)    by cash, check, bank draft or money order payable to the Company;
(ii)    pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock; or
(iv)    by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations.

(d)    Exercise and Payment of a SAR. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.
(e)    Transferability. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and to such further extent as permitted by the Rule as to Use of Form S-8 specified in the General Instructions of the Form S-8 Registration Statement under the Securities Act, and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.
(f)    Option Vesting Generally. Options shall vest as follows:
(i)    Initial Grant. Thirty-three percent (33%) of the shares shall vest on the first anniversary of the date of such Initial Grant recipient’s election as a Non-Employee Director and the remaining sixty-seven percent (67%) of the shares shall vest in a series of twenty-four (24) successive equal monthly installments over the two (2)-year period following the first anniversary of the date of election, subject to Participant’s Continuous Service as of each such date.
(ii)    Annual Grant.
(1)Annual Grants awarded prior to January 14, 2013. Fifty percent (50%) of the shares shall vest on the first anniversary of the date of grant and the remaining fifty percent (50%) of the shares shall vest in a series of twelve (12) successive equal monthly installments over the twelve (12)-month period following the first anniversary of the date of grant, subject to Participant’s Continuous Service as of each such date; provided, however that at the date of the second Annual Meeting following the date of grant, the unvested portion of the Annual Grant, if any, shall become fully vested and exercisable immediately prior to the date of such Annual Meeting.
(1)    Annual Grants awarded on or after January 14, 2013. One hundred percent (100%) of the shares shall vest on the earlier of (i) the first anniversary of the date of grant and (ii) the date of the first Annual Meeting following the date of grant, in each case subject to Participant’s Continuous Service as of such date.

(iii)    Discretionary Grant. At the time of grant of an Option pursuant to Section 5(d), the Board may impose such restrictions or conditions to the vesting of the Options as it, in its sole discretion, deems appropriate.
(g)    Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Stock Award Agreement, which period shall not be less than 30 days), or (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Stock Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.
(h)    Extension of Termination Date. In the event that the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.
(i)    Disability of Participant. In the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service or (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Stock Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.
(j)    Death of Participant. In the event that (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the three (3) month period after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such

Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death, or (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein, the Option or SAR (as applicable) shall terminate.
7.    PROVISIONS RELATING TO STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a)    Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)    Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)    Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)    Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)    Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v)    Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)    Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(v)    Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(vi)    Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(vii)    Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(viii)    Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(ix)    Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(x)    Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c)    Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock

Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
8.    COVENANTS OF THE COMPANY.
(a)    Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.
(b)    Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.
(c)    No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.
9.    MISCELLANEOUS.
(a)    Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.
(b)    Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.
(c)    No Service Rights. Nothing in the Plan, any instrument executed thereunder, or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(d)    Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(e)    Withholding Obligations. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of Common Stock issued or otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) authorizing the Company to withhold cash from a Stock Award settled in cash; (iv) authorizing the Company to withhold payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.
(f)    Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.
(g)    Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is providing services to the Company. The

Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(h)    Compliance with Section 409A. To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Stock Award Agreement specifically provides otherwise), if the shares are publicly traded and a Participant holding a Stock Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.
10.    ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and number of securities for which the nondiscretionary grants of Stock Awards are made pursuant to Section 5, and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.
(b)    Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)    Corporate Transaction. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:
(i)    arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);
(ii)    arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)    accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;
(iv)    arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v)    cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and
(vi)    make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.
The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.
(d)    Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.
11.    AMENDMENT OF THE PLAN AND STOCK AWARDS.
(a)    Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board, at any time and from time to time, may amend the Plan. However, except as provided in Section 10(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.
(b)    Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval.

(c)    No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.
(d)    Amendment of Stock Awards. The Board, at any time and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant, and (ii) the Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent if necessary to bring the Stock Award into compliance with Section 409A of the Code.
12.    TERMINATION OR SUSPENSION OF THE PLAN
(a)    Plan Term. The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)    No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.
13.    EFFECTIVE DATE OF PLAN.
This Plan shall become effective on the IPO Date, but no Stock Award shall be exercised (or in the case of a Restricted Stock Award, Restricted Stock Unit Award, or Other Stock Award shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve months before or after the date the Plan is adopted by the Board.
14.    CHOICE OF LAW.
The law of the state of Iowa shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
15.    DEFINITIONS. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:
(a)    “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b)    “Annual Grant” means an Option granted to a Non-Employee Director pursuant to Section 5(b).
(c)    “Annual Meeting” means the first annual meeting of the stockholders of the Company held each fiscal year at which the Directors are selected.

(d)    “Board” means the Board of Directors of the Company.
(e)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.
(f)    “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)    the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(v)    individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
In the event that a Change in Control affects any Stock Award that is deferred, then “Change in Control” shall conform to the definition of Change of Control under Section 409A of the Code, as amended, and the Treasury Department or Internal Revenue Service Regulations or Guidance issued thereunder.

(g)    “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(h)    Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(i)    “Common Stock” means the common stock of the Company.
(j)    “Company” means NewLink Genetics Corporation, a Delaware corporation.
(k)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(l)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(m)    “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)    the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;
(iii)    the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)    the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(n)    “Director” means a member of the Board.
(o)    “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(p)    “Effective Date” means the effective date of this Plan document, as set forth in Section 13.

(q)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.
(r)    “Entity” means a corporation, partnership, limited liability company or other entity.
(s)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(t)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.
(u)    “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)    Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
(iii)    In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(v)    “Initial Grant” means an Option granted to a Non-Employee Director pursuant to Section 5(a).
(w)    “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.
(x)    “Non-Employee Director” means a Director who is not an Employee.

(y)    “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(z)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(aa)    “Option” means a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to Section 6 of the Plan.
(bb)    “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
(cc)    “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(c).
(dd)    “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(ee)    “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ff)    “Participant” means a Non-Employee Director to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(gg)    “Plan” means this NewLink Genetics Corporation 2010 Non-Employee Directors’ Stock Award Plan.
(hh)    “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).
(ii)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(jj)    “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).
(kk)    “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(ll)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(mm)    “Securities Act” means the Securities Act of 1933, as amended.
(nn)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 6.
(oo)    “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.
(pp)    “Stock Award” means any right to receive Common Stock granted under the Plan, including a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right or any Other Stock Award.
(qq)    “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(rr)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

APPENDIX B
NEWLINK GENETICS CORPORATION

2010 EMPLOYEE STOCK PURCHASE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: OCTOBER 29, 2010
APPROVED BY THE STOCKHOLDERS: JANUARY 7, 2011
AMENDED BY THE BOARD OF DIRECTORS: FEBRUARY 22, 2013
1.GENERAL.
(a)    The purpose of the Plan is to provide a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. The Plan is intended to permit the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan.
(b)    The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
2.    ADMINISTRATION.
(a)    The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)    To determine how and when Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).
(ii)    To designate from time to time which Related Corporations of the Company shall be eligible to participate in the Plan.
(iii)    To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iv)    To settle all controversies regarding the Plan and Purchase Rights granted under it.
(v)    To suspend or terminate the Plan at any time as provided in Section 12.

(vi)    To amend the Plan at any time as provided in Section 12.
(vii)    Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
(viii)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.
(c)    The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(d)    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
3.    SHARES OF COMMON STOCK SUBJECT TO THE PLAN.
(a)    Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the shares of Common Stock that may be sold pursuant to Purchase Rights shall not exceed in the aggregate four hundred and fifty thousand (400,000) shares of Common Stock.
(b)    If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Purchase Right shall again become available for issuance under the Plan.
(c)    The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
4.    GRANT OF PURCHASE RIGHTS; OFFERING.
(a)    The Board may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
(b)    If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) shall be exercised.
(c)    The Board shall have the discretion to structure an Offering so that if the Fair Market Value of the shares of Common Stock on the first day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of the shares of Common Stock on the Offering Date, then (i) that Offering shall terminate immediately, and (ii) the Participants in such terminated Offering shall be automatically enrolled in a new Offering beginning on the first day of such new Purchase Period.
5.    ELIGIBILITY.
(a)    Purchase Rights may be granted only to Employees of the Company or, as the Board may designate as provided in Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than twenty (20) hours per week and more than five (5) months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.
(b)    The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
(i)    the date on which such Purchase Right is granted shall be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii)    the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and
(iii)    the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.
(c)    No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.
(d)    As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(e)    Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.
6.    PURCHASE RIGHTS; PURCHASE PRICE.
(a)    On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding fifteen percent (15%) of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.
(b)    The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.
(c)    In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering. In connection with each Offering made under the Plan, the

Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.
(d)    The purchase price of shares of Common Stock acquired pursuant to Purchase Rights shall be not less than the lesser of:
(i)    an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or
(ii)    an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
7.    PARTICIPATION; WITHDRAWAL; TERMINATION.
(a)    A Participant may elect to authorize payroll deductions pursuant to an Offering under the Plan by completing and delivering to the Company, within the time specified in the Offering, an enrollment form (in such form as the Company may provide). Each such enrollment form shall authorize an amount of Contributions expressed as a percentage of the submitting Participant’s earnings (as defined in each Offering) during the Offering (not to exceed the maximum percentage specified by the Board). Each Participant’s Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the Offering, a Participant may begin such Contributions after the beginning of the Offering. To the extent provided in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. To the extent specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to each Purchase Date of the Offering.
(b)    During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided otherwise in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the Participant) under the Offering, and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from an Offering shall have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new enrollment form in order to participate in subsequent Offerings.
(c)    Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering.
(d)    Purchase Rights shall not be transferable by a Participant except by will, the laws of descent and distribution, or by a beneficiary designation as provided in Section 10. During a Participant’s lifetime, Purchase Rights shall be exercisable only by such Participant.
(e)    Unless otherwise specified in an Offering, the Company shall have no obligation to pay interest on Contributions.
8.    EXERCISE OF PURCHASE RIGHTS.
(a)    On each Purchase Date during an Offering, each Participant’s accumulated Contributions shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of Purchase Rights unless specifically provided for in the Offering.
(b)    If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 7(b), or is not eligible to participate in such Offering, as provided in Section 5, in which case such amount shall be distributed to such Participant after the final Purchase Date, without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of the Offering, then such remaining amount shall be distributed in full to such Participant at the end of the Offering without interest.
(c)    No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised and all Contributions accumulated during the Offering (reduced to the extent, if any, such

Contributions have been used to acquire shares of Common Stock) shall be distributed to the Participants without interest.
9.    COVENANTS OF THE COMPANY.
The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.
10.    DESIGNATION OF BENEFICIARY.
(a)    A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering. Any such designation shall be on a form provided by or otherwise acceptable to the Company.
(b)    The Participant may change such designation of beneficiary at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11.    ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.
(a)    In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities imposed by purchase limits under each ongoing Offering. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b)    In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then the Participants’ accumulated Contributions shall be used to purchase shares of Common Stock within ten (10) business days prior to the Corporate Transaction under any ongoing Offerings, and the Participants’ Purchase Rights under the ongoing Offerings shall terminate immediately after such purchase.
12.    AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.
(i)    The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements, including any amendment that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Purchase Rights under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable law or listing requirements.
(b)    The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(c)    Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan shall not be impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment.
13.    EFFECTIVE DATE OF PLAN.
The Plan shall become effective on the IPO Date, but no Purchase Rights shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
14.    MISCELLANEOUS PROVISIONS.

(a)    Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights shall constitute general funds of the Company.
(b)    A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(c)    The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.
(d)    The provisions of the Plan shall be governed by the laws of the State of Iowa without resort to that state’s conflicts of laws rules.
15.    DEFINITIONS.
As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:
(a)    “Board” means the Board of Directors of the Company.
(b)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar transaction). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.
(c)    “Code” means the Internal Revenue Code of 1986, as amended.
(d)    “Committee” means a committee of one (1) or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
(e)    “Common Stock” means the common stock of the Company.
(f)    “Company” means NewLink Genetics Corporation, a Delaware corporation.
(g)    “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering, that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account, if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(h)    “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)    the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;
(iii)    the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)    the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(i)    “Director” means a member of the Board.
(j)    “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(k)    “Employee” means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.
(l)    “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(n)    “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii)    In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.
(iii)    Notwithstanding the foregoing, for any Offering that commences on the IPO Date, the Fair Market Value of the shares of Common Stock at the time when the Offering commences shall be the price per share at which shares are first sold to the public in the Company’s initial public offering as specified in the final prospectus for that initial public offering.
(o)    “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.
(p)    “Offering” means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.
(q)    “Offering Date” means a date selected by the Board for an Offering to commence.
(r)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(s)    “Participant” means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.
(t)    “Plan” means this NewLink Genetics Corporation 2010 Employee Stock Purchase Plan.
(u)    “Purchase Date” means one or more dates during an Offering established by the Board on which Purchase Rights shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.
(v)    “Purchase Period” means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
(w)    “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(x)    “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(y)    “Securities Act” means the Securities Act of 1933, as amended.
(z)    “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, is open for trading.